CARILLON FUND, INC.
--------------------------------------------------------------



         Carillon Fund, Inc. (the "Fund"), is a no-load, diversified, open-end management investment company which is intended to meet a wide range of investment objectives with its five separate Port folios: Equity Portfolio, Bond Portfolio, Capital Portfolio, S&P 500 Index Portfolio and Micro-Cap Portfolio. Each Portfolio generally operates as a separate fund issuing its own shares.

     The Equity Portfolio seeks primarily long-term appreciation of capital, without incurring unduly high risk, by investing primarily in common stocks and other equity securities. Current income is a secondary objective.

     The Bond Portfolio seeks as high a level of current income as is consistent with reasonable investment risk, by investing primarily in long-term, fixed-income, investment-grade corporate bonds.

     The Capital Portfolio seeks to provide the highest total return through a combination of income and capital appreciation consistent with the reasonable risks associated with an investment portfolio of above-average quality by investing in equity securities, debt instruments and money market instruments.

     The S&P 500 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index.

     The Micro-Cap Portfolio seeks long-term appreciation of capital by investing primarily in the common stocks of domestic companies with smaller market capitalizations.

     There can be no assurance that any Portfolio will achieve its objectives.

     This Prospectus sets forth concisely the information that a prospective investor should know before investing in the Fund, and it should be read and kept for future reference. A Statement of Additional Information dated May 1, 1998, which contains further information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling the Fund at (513) 595-2600, or by writing the Fund at P.O. Box 40409, Cincinnati, Ohio 45240-0409.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                            May 1, 1998




UCCF 514m  5-98
                       CARILLON FUND, INC.


     TABLE OF CONTENTS

                                             Page
The Fund .....................................  2

Annual Fund Operating Expenses ...............  3

Financial Highlights .........................  4

Investment Objectives and Policies ...........  9
     Equity Portfolio ........................  9
     Bond Portfolio ..........................  9
     Capital Portfolio  ...................... 10
     S&P 500 Index Portfolio ................. 11
     Micro-Cap Portfolio ....................  12
     Principal Risk Factors .................  12
     Investment in Foreign Securities .......  13
     Foreign Currency Transactions ..........  14
     Repurchase Agreements ..................  14
     Reverse Repurchase Agreements ..........  15
     Futures Contracts and
       Options on Futures Contracts .........  15
     Options ................................  16
     Options on Securities Indices ..........  17
     Collateralized Mortgage Obligations ....  17
     Lending Portfolio Securities ...........  17
     Other Information ......................  17
The Fund and Its Management .................  17
     Investment Adviser .....................  18
     Advisory Fee ...........................  18
     Expenses  ..............................  18
     Capital Stock  .........................  19

Purchase and Redemption of Shares ...........  19

Dividends and Distributions .................  19

Taxes .......................................  20

Custodian, Transfer and
     Dividend Disbursing Agent ..............  20

Preparing for Year 2000 .....................  20

Appendix
     Bond and Commercial Paper Ratings ......  21

                           THE FUND


     Carillon Fund, Inc. (the "Fund"), a Maryland corporation, is a no-load, diversified, open-end investment company. The Fund has five Portfolios, which in many ways operate as separate funds issuing separate classes of common stock. An interest in the Fund is limited to the assets of the Portfolio in which shares are held, and shareholders of each Portfolio are entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains on the investments of such Portfolio.

     Currently, the shares of the Fund are sold only to The Union Central Life Insurance Company ("Union Central") and to certain of its separate accounts to fund the benefits under certain variable annuity contracts and variable universal life insurance policies (the "contracts") issued by Union Central. The separate accounts invest in shares of the Fund in accordance with allocation instructions received from Contract Owners.

     To the extent that the shares of the Fund's Portfolios are sold to Union Central in order to fund the benefits under the contracts, the structure of the Fund permits Contract Owners, within the limitations described in the contracts, to determine the type of investment underlying their contracts in response to or in anticipation of changes in market or economic conditions. Contract Owners should consider that the investment return experience of the Portfolio or Portfolios they select will affect the value of the contract and the amount of annuity payments received under a contract. See the attached Prospectus for the Union Central contract for a description of the relationship between increases or decreases in the net asset value of Fund shares (and any distributions on such shares) and the benefits provided under a contract.

               ANNUAL FUND OPERATING EXPENSES



EXPENSES (as a percentage of average net assets)

                                                     S&P 500
                    Equity     Bond       Capital    Index
                    Portfolio  Portfolio  Portfolio  Portfolio
Management Fees      .56%       .48%       .68%       .30%
Other Expenses       .06%       .12%       .09%       .20%
                    ----       ----       ----       ----
Total Operating
 Expenses            .62%       .60%       .77%       .50%

EXAMPLE

The table below shows the amount of expenses a Shareholder would pay on a $1,000 investment assuming a 5% annual return.

                           1 Year     3 Years     5 Years     10 Years
Equity Portfolio            $6         $20         $35         $78

Bond Portfolio              $6         $19         $34         $75

Capital Portfolio           $8         $25         $43         $96

S&P 500 Index Portfolio     $5         $16         $28         $63

Micro-Cap Portfolio         $21        $63        $109        $234


The purpose of this table is to assist the Contract Owner in understanding the various expenses that the Contract Owner will bear indirectly by providing information on expenses associated with the Contract's investment in the Fund. This table does not include any contract or variable account charges.

This table should not be considered a representation of past or future expenses and the actual expenses that will be paid may be greater or lesser than those shown.


----------------------

* "Other Expenses" for the Micro-Cap Portfolio are based on estimates. Total Operating Expenses in excess of 2.00% for that Portfolio are paid by the investment adviser.
   The 5% annual return is a standardized rate prescribed for the purpose of this example and does not represent the past or future return of the Fund.
                           FINANCIAL HIGHLIGHTS


  The financial information in the tables which follow (pages 4-
8), insofar as it pertains to each of the five years in the period ended December 31, 1997, has been audited in conjunction with the annual audit of the financial statements of the Fund. The financial statements for the year ended December 31, 1997, have been audited by Deloitte & Touche LLP, whose unqualified report thereon is included in the Statement of Additional Information. The financial statements for the years ended December 31, 1996 and December 31, 1995 have been audited by Deloitte & Touche LLP. The financial statements for the years ended December 31, 1994 and December 31, 1993 have been audited by another independent accountant, whose reports expressed unqualified opinions on those statements. These financial highlights should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's annual report which may be obtained without charge. (See "Other Information" below.)

                                         Equity Portfolio

                                       Year ended December 31,

                            1997      1996      1995      1994      1993
Net Asset Value,
Beginning of year           $19.45    $16.54    $14.30    $14.58    $13.74

Investment Activities:
Net investment income          .23       .29       .24       .20       .16
Net realized and
unrealized gains (losses)     3.23      3.61      3.36       .31      1.69
                            ------    ------    ------    ------    ------
Total from Investment
 Operations                   3.46      3.90      3.60       .51      1.85

Distributions:
Net investment income         (.27)     (.27)     (.23)     (.19)     (.16)
Net realized gains           (2.29)     (.72)    (1.13)     (.60)     (.85)
                            ------    ------    ------    ------    ------
Total Distributions          (2.56)     (.99)    (1.36)     (.79)    (1.01)

Net Asset Value,
End of year                 $20.35    $19.45    $16.54    $14.30    $14.58
                            ======    ======    ======    ======    ======
Ratios/Supplemental Data:
Total Return<F2>             20.56%    24.52%    26.96%     3.42%    14.11%

Ratio of Expenses to
Average Net Assets             .62%      .64%      .66%      .69%      .70%

Ratio of Net Investment
Income to Average
 Net Assets                   1.23%     1.66%     1.73%     1.45%     1.18%

Portfolio Turnover Rate      57.03%    52.53%    34.33%    40.33%    37.93%

Average Commission
 Rate Paid <F3>             $.0600    $.0628

Net Assets, End of Period
(in thousands)              $335,627  $288,124  $219,563  $157,696  $138,239

                            1992      1991      1990      1989      1988
Net Asset Value,
Beginning of year           $12.60    $ 8.81    $10.79    $10.88    $ 8.57

Investment Activities:
Net investment income          .19    .20<F1>   .28<F1>      .58       .38
Net realized and
unrealized gains (losses)     1.27      3.79     (1.91)      .69      2.33
                            ------    ------    ------    ------    ------
Total from Investment
 Operations                   1.46      3.99     (1.63)     1.27      3.71

Distributions:
Net investment income         (.19)     (.20)     (.31)    (.59)      (.34)
Net realized gains            (.13)       --      (.04)    (.77)      (.06)
                            ------    ------    ------    ------    ------
Total Distributions           (.32)     (.20)     (.35)    (1.36)     (.40)

Net Asset Value,
End of year                 $13.74    $12.60    $ 8.81    $10.79    $10.88
                            ======    ======    ======    ======    ======
Ratios/Supplemental Data:
Total Return<F2>             11.78%    45.55%   (15.45%)   11.79%    31.79%

Ratio of Expenses to
Average Net Assets             .72%   .75%<F1>  .82%<F1>     .95%      .95%

Ratio of Net Investment
Income to Average
 Net Assets                   1.47%   1.79%<F1> 2.98%<F1>   5.34%     3.74%

Portfolio Turnover Rate      46.75%    55.17%    99.90%    61.49%    57.98%

Average Commission
 Rate Paid <F3>

Net Assets, End of Period
(in thousands)              $102,306  $79,352   $52,514   $56,194   $37,723

<F1>  Net of expenses waived by the Adviser of $.002 per share in 1991 and $.01 per share in 1990.
<F2>  Total Return does not reflect expenses that apply to the separate account or the related insurance policies. Inclusion of these charges would reduce the Total Return figures for all periods shown.
<F3>  Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged. Disclosure not required for periods prior to 1996.

/TABLE

                        FINANCIAL HIGHLIGHTS

                             (Continued)


                                           Bond Portfolio
                                       Year ended December 31,

                            1997      1996      1995      1994      1993
                            ----      ----      ----      ----      ----
[S]                         [C]       [C]       [C]       [C]       [C]
Net Asset Value,
Beginning of year           $10.91    $11.07    $10.04    $11.30    $10.91

Investment Activities:
Net investment income          .79       .79       .88       .77       .73
Net realized and
unrealized gains (losses)      .37      (.04)      .98      (.95)      .54
                            ------    ------    ------    ------    ------
Total from Investment
Operations                    1.16       .75      1.86      (.18)     1.27

Distributions:
Net investment income         (.72)     (.87)     (.83)     (.78)     (.73)
In excess of net
 investment income              --      (.04)       --        --        --
Net realized gains            (.06)       --        --      (.30)     (.15)
                            ------    ------    ------    ------    ------
Total Distributions           (.78)     (.91)     (.83)    (1.08)     (.88)

Net Asset Value,
End of year                 $11.29    $10.91    $11.07    $10.04    $11.30
                            ------    ------    ------    ------    ------
Ratios/Supplemental Data:
Total Return<F1>             11.02%     7.19%    19.03%    (1.63%)   11.94%

Ratio of Expenses to
Average Net Assets             .60%      .62%      .65%      .68%      .66%

Ratio of Net Investment
Income to Average
 Net Assets                   7.15%     7.24%     7.43%     7.21%     6.65%

Portfolio Turnover Rate     113.41%   202.44%   111.01%    70.27%   137.46%

Net Assets, End of Period
(in thousands)              $99,892   $85,634   $73,568   $55,929   $54,128

[CAPTION]
                            1992      1991      1990      1989      1988
                            ----      ----      ----      ----      ----
[S]                         [C]       [C]       [C]       [C]       [C]
Net Asset Value,
Beginning of year           $10.96    $10.10    $10.02    $ 9.82    $ 9.96

Investment Activities:
Net investment income          .82       .86       .81       .83       .85
Net realized and
unrealized gains (losses)     (.01)      .87       .03       .20      (.13)
                            ------    ------    ------    ------    ------
Total from Investment
 Operations                    .81      1.73       .84      1.03       .72

Distributions:
Net investment income         (.82)     (.87)     (.76)     (.83)     (.86)
In excess of net
 investment income              --        --        --        --        --
Net realized gains            (.04)       --        --        --        --
                            ------    ------    ------    ------    ------
Total Distributions           (.86)     (.87)     (.76)     (.83)     (.86)

Net Asset Value,
End of year                 $10.91    $10.96    $10.10    $10.02    $ 9.82
                            ======    ======    ======    ======    ======
Ratios/Supplemental Data:
Total Return<F1>              7.65%    17.89%     8.66%    10.72%     7.36%

Ratio of Expenses to
Average Net Assets             .69%      .73%      .79%      .86%      .82%

Ratio of Net Investment
Income to Average
 Net Assets                   7.59%     8.27%     8.57%     8.38%     8.34%

Portfolio Turnover Rate      40.91%    39.82%   110.90%    17.70%    24.11%

Net Assets, End of Period
(in thousands)              $38,557   $31,009   $24,446   $15,941   $12,460

[FN]

<F1>  Total Return does not reflect expenses that apply to the separate account or the related insurance policies. Inclusion of these charges would reduce the Total Return figures for all periods shown.

                         FINANCIAL HIGHLIGHTS

                             (Continued)

                                       Capital Portfolio

                                      Year ended December 31,

                            1997      1996      1995      1994      1993
                            ----      ----      ----      ----      ----

Net Asset Value:
Beginning of period         $14.95    $13.72    $13.19    $13.81    $12.99

Investment Activities:
Net investment income          .62       .63       .64       .52       .43
Net realized and
 unrealized gains
(losses)                       .37      1.36      1.15      (.39)     1.17
                            ------    ------    ------    ------    ------
Total from Investment
 Operations                    .99      1.99      1.79       .13      1.60

Distributions:
Net investment income         (.66)     (.57)     (.64)     (.52)     (.42)
Net realized gains           (1.18)     (.19)     (.62)     (.23)     (.36)
                            ------    ------    ------    ------    ------
Total Distributions          (1.84)     (.76)    (1.26)     (.75)     (.78)

Net Asset Value,
End of period               $14.10    $14.95    $13.72    $13.19    $13.81
                            ======    ======    ======    ======    ======

Ratios/Supplemental Data:
Total Return<F2>              7.40%    14.94%    14.28%      .94%    12.72%

Ratio of Expenses
to Average Net Assets          .77%      .77%      .77%      .80%      .82%
Ratio of Net Investment
Income to Average
 Net Assets                   4.22%     4.42%     4.99%     4.25%     3.31%

Portfolio Turnover Rate      60.84%    53.11%    43.83%    41.89%    32.42%

Average Commission
 Rate Paid<F4>              $.0531    $.0615

Net Assets, End of Period
(in thousands)              $148,830  $159,294  $145,623  $119,263  $100,016

                              Year ended        Period ended
                              December 31,      December 31,
                            1992      1991      1990<F1>
                            ----      ----      ----
Net Asset Value:
Beginning of period         $12.82    $10.57    $10.95
Investment Activities:
Net investment income          .42       .47       .34
Net realized and
 unrealized gains(losses)      .56      2.25      (.40)
                            ------    ------    ------
Total from Investment
 Operations                    .98      2.72      (.06)

Distributions:
Net investment income         (.42)     (.47)     (.32)
Net realized gains            (.39)       --        --
                            ------    ------    ------
Total Distributions           (.81)     (.47)     (.32)

Net Asset Value,
End of period               $12.99    $12.82    $10.57
                            ======    ======    ======
Ratios/Supplemental Data:
Total Return<F2>              7.93%    26.10%     (.54%)

Ratio of Expenses
to Average Net Assets          .88%      .95%     1.03%<F3>
Ratio of Net Investment
Income to Average
 Net Assets                   3.49%     4.05%     5.08%<F3>

Portfolio Turnover Rate      39.74%    47.93%    16.02%

Average Commission
 Rate Paid<F4>

Net Assets, End of Period
(in thousands)              $68,674   $41,844   $23,813

<F1>  Period from May 1, 1990 (commencement of operations) through December 31,
1990.
<F2>  Total Return does not reflect expenses that apply to the separate account or the related insurance policies. Inclusion of these charges would reduce the Total Return figures for all periods shown.
<F3>  Annualized
<F4>  Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged. Disclosure not required for periods prior to 1996.

/TABLE

                      FINANCIAL HIGHLIGHTS

                           (Continued)

                                 S&P 500 Index Portfolio

                                 Year Ended December 31,

                                     1997      1996<F1>
                                     ----      ----
Net Asset Value,
  Beginning of Year                  $12.13    $10.00

Investment Activities:
  Net investment income                 .20       .20
  Net realized and unrealized
       gains/(losses)                  3.72      2.12
                                     ------    ------
Total from Investment Operations       3.92      2.32

Distributions:
  Net investment income                (.21)     (.19)
  Net realized gains                   (.10)       --
                                     ------    ------
Total Distributions                    (.31)     (.19)

Net Asset Value,
  End of Year                        $15.74    $12.13
                                     ------    ------
Total Return, not annualized          32.72%    23.37%

Ratios/Supplemental Data
Ratio of Net Expenses to
  Average Net Assets                    .50%      .59%<F2>

Ratio of Net Investment
  Income to Average Net Assets         1.48%     2.14%<F2>

Portfolio Turnover Rate                9.06%     1.09%

Average Commission Rate Paid<F3>     $.0453    $.0601

Net Assets, End of Year (000's)      $55,595   $29,205

<F1>  The portfolio commenced operation on December 29, 1995. The financial highlights table for the period ending December 31, 1995 is not presented because the activity for the period did not round to $0.01 in any category of the reconciliation of beginning to ending net asset value per share. The ratios and total return were all less than 0.1%. The net assets at December 31, 1995 were $305,148.

<F2>  The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by .25% for the year ended December 31, 1996, had the Adviser not waived a portion of its fee.

<F3>  Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged.

/TABLE

                         FINANCIAL HIGHLIGHTS

                              (Continued)

                                    Micro-Cap Portfolio

                          For the Period From November 24, 1997
                               to December 31, 1997<F1>
Net Asset Value,
  Beginning of Year                      $10.00

Investment Activities:
  Net investment income (loss)             (.01)
  Net realized and unrealized
       gains/(losses)                      (.06)
                                         ------
Total from Investment Operations           (.07)

Distributions:
  Net investment income                      --
  Net realized gains                         --
                                         ------
Total Distributions                          --

Net Asset Value,
  End of Year                             $9.93
                                         ======
Total Return                              ( 0.7%)

Ratios/Supplemental Data
Ratio of Net Expenses to
  Average Net Assets                       2.00%<F1>

Ratio of Net Investment loss
  to Average Net Assets                   (1.16%)<F1>

Portfolio Turnover Rate                      --

Average Commission Rate Paid<F2>         $.0600

Net Assets, End of Year (000's)          $2,980

<F1>  The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by 3.00% for the period ended December 31, 1997, had the Adviser not reimbursed expenses. These ratios are annualized.

<F2>  Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged.

/TABLE

              INVESTMENT OBJECTIVES AND POLICIES

     Each Portfolio has a different investment objective which it pursues through separate investment policies. The differences in objectives and policies among the various Portfolios can be expected to affect the investment return of each Portfolio and the degree of market and financial risks to which each Portfolio is subject. The investment objectives of each Portfolio (described on the cover of this Prospectus) are fundamental policies and may not be changed without shareholder approval. There can be no assurance that the investment objectives of any Portfolio will be realized.

Equity Portfolio

  The investment objectives of the Equity Portfolio are to seek long-term appreciation of capital with secondary opportunities for growth in current income, without incurring unduly high risks. A major portion of the Portfolio will be invested in common stocks. The Portfolio's investment policy is to seek special opportunities in securities that are selling at a discount from theoretical price/earnings ratios and that seem capable of recovering from their temporary out-of-favor status. A portion of the Portfolio may be invested in money market instruments pending investment or to effectively utilize cash reserves.

  Since no one class or type of security at all times affords the greatest promise of capital appreciation and growth in income, the Portfolio may invest all or a portion of its assets in preferred stocks, bonds, convertible preferred stocks, convertible bonds, and convertible debentures if it is believed that such investments will further its investment objectives. When market conditions for equity securities are adverse, and for temporary defensive purposes, the Portfolio may invest in Government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents. However, the Portfolio will remain well invested in equities to take advantage of stocks' relatively higher long-term potential.

  The Equity Portfolio's policy of investing is based upon the belief that the pricing mechanism of the securities market lacks total efficiency and has a tendency to inflate prices of some securities and depress prices of other securities in different market climates. Management believes that favorable changes in market prices are more likely to begin when securities are out-of-favor, price/earnings ratios are relatively low, investment expectations are limited, and there is little interest in a particular security or industry. Management believes that securities with relatively low price/earnings ratios in relation to their profitability are better positioned to benefit from favorable but generally unanticipated events than are securities with relatively high price/earnings ratios which are more susceptible to unexpected adverse developments. The current institutionally-dominated market tends to ignore the numerous second tier issues whose market capitalizations are below those of a limited number of established large companies. Although this segment of the market may be more volatile and speculative, it is expected that a well-diversified Portfolio represented in this segment of the market has potential long-term rewards greater than the potential rewards from investments in more highly capitalized equities.

Bond Portfolio

  The investment objectives of the Bond Portfolio are to provide as high a level of current income as is believed to be consistent with reasonable investment risk and to seek preservation and growth of shareholders' capital. In seeking to achieve these objectives, it is anticipated that the Portfolio will invest at least 75% of the value of its assets in publicly-traded straight debt securities rated BBB or Baa or higher by a nationally recognized rating service such as Standard & Poor's or Moody's, or obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or cash and cash equivalents. Up to 25% of the Bond Portfolio's total assets may be invested in straight debt securities that are unrated or less than investment-grade bonds, in convertible debt securities, convertible preferred and preferred stocks, or other securities.

  Debt securities that are unrated or less than investment-grade bonds are often referred to as "high-yield" bonds because they generally offer higher interest rates. High-yield bonds run a higher risk of default. In the case of default, they are more difficult to sell and could present a liquidity problem to the Portfolio. (See "Principal Risk Factors," page 12.) As of February 27, 1998, 24% of the debt securities held by the Bond Portfolio were unrated or less than investment-grade bonds. For a more complete discussion of the risk factors associated with high-yield bonds, see the discussion below under "Principal Risk Factors," and "Certain Risk Factors Relating to High-Yield, High-Risk Bonds" in the Statement of Additional Information.

  The Bond Portfolio will not directly purchase common stocks. However, it may retain up to 10% of the value of its total assets in common stocks acquired either by conversion of fixed-income securities or by the exercise of warrants attached thereto.

  The Bond Portfolio may also write covered call options on U.S.
Treasury Securities and options on futures contracts for such securities. See "Options," page 16.

  The Bond Portfolio may invest without limit in money market instruments pending investment in accordance with its investment policies or when market conditions dictate a "defensive" investment strategy. To the extent a portion is invested in commercial paper rated "A" or "Prime" it will be included in the 75% guideline noted above.

  A description of the corporate bond ratings assigned by Standard & Poor's and Moody's is included in the Appendix.

Capital Portfolio

  The Capital Portfolio seeks to obtain the highest total return through a combination of income and capital appreciation consistent with the reasonable risks associated with an investment portfolio of above-average quality. The Capital
Portfolio invests in equity, debt and money market securities.

  There are no percentage limitations on the class of securities in which the Capital Portfolio may invest. The Capital Portfolio may invest entirely in equity securities, entirely in debt, entirely in money market instruments, or in any combination of these type of securities at the sole discretion of the investment adviser, subject only to the investment objective of the Capital Portfolio and the policies adopted by the Board of Directors. The investment adviser determines the proportion of Capital Portfolio assets invested in equity, debt and money market securities based on fundamental value analysis; analysis of historical long-term returns among equity, debt and money market investments; and other market influencing factors. The fundamental value analysis considers the adviser's outlook over both the near and long-term, for corporate profitability, short and long-term interest rates, stock price earnings ratios for the market in total and individual stocks and inflation rates. When the investment climate as indicated by the fundamental factors is near historical relationships, the Portfolio will be structured approximately 63% in equity, 30% in debt and 7% in money market securities. In addition, market influencing factors relating to monetary policy, equity momentum, market sentiment, economic influences and market cycles are taken into consideration in making the asset allocation decision.

  Deviations from historical fundamental market relationships on either a current or anticipated basis, along with the influences of market factors, may result under most foreseeable circumstances in changes as much as 40%, plus or minus, in the percentages allocated to equity, debt or money market securities within the Portfolio.

  Equity Securities. In its equity investments, the Capital
Portfolio emphasizes a combination of several themes in order to diversify its investment exposure. Most stocks purchased by the Portfolio display one or more of the following criteria:

    * Low price earnings ratios in relation to their return on equity.

    *  High asset values in relation to stock price.

    * Foreign securities of companies judged to represent better fundamental value than those of similar domestic companies.

    * A high level of dividend payment providing a yield that is competitive with debt investments.

  Debt Securities. The Capital Portfolio may invest in rated or unrated debt securities, including obligations of the U.S. Government and its agencies, and corporate debt obligations rated BBB or Baa or higher by a nationally recognized rating service such as Standard & Poor's or Moody's, or, if not rated, of equivalent quality as determined by the investment adviser. Only 25% of the value of any bonds held by the Capital Portfolio may be unrated or less than investment-grade bonds. For a discussion of the risk factors associated with "high-yield" bonds, see the "Bond Portfolio" on page 9 and "Certain Risk Factors Relating to High-Yield, High-Risk Bonds" in the Statement of Additional Information.

  Money Market Instruments. The Capital Portfolio may at any time be 100% invested in money market instruments although it likely will invest in these securities only temporarily pending investment in equity and debt securities, or on a limited basis. The following securities, which are described in the Statement of Additional Information, are considered money market instruments if their remaining maturities are less than 13 months: repurchase agreements, U.S. government obligations, government agency securities, certificates of deposit, time deposits, bankers' acceptances, commercial paper and corporate debt securities.

  The Capital Portfolio may also write covered call options on U.S. Treasury Securities and options on futures contracts for such securities. See "Options," page 16.

S&P 500 Index Portfolio

  The S&P 500 Index Portfolio ("Index Portfolio") seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the Standard & Poor's 500 Composite Stock Index (the "S&P 500")*. The S&P 500 is a well-known stock market index that includes common stocks of companies representing approximately 70% of the market value of all common stocks publicly traded in the United States. The investment adviser believes that the performance of the S&P 500 is representative of the performance of publicly traded common stocks in general. As with all mutual funds, there can be no assurance that the Index Portfolio will achieve its investment objective.
--------
*The S&P 500 is an unmanaged index of common stocks comprised of 500 industrial, financial, utility and transportation companies. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500(R)", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Carillon Fund. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the beneficial owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Carillon Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to Carillon Fund or the Portfolio. S&P has no obligation to take the needs of Carillon Fund or the beneficial owners of the Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.
S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTION THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY CARILLON FUND, BENEFICIAL OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
----------

  Index funds, such as the Index Portfolio, seek to create, to the extent feasible, a portfolio which substantially replicates the total return of the securities comprising the applicable index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Index funds are not managed through traditional methods of fund management, which typically involve frequent changes in a portfolio of securities on the basis of economic, financial, and market analyses. Therefore, brokerage costs, transfer taxes, and certain other transaction costs for index funds may be lower than those incurred by non-index, traditionally managed funds. Precise replication of the holdings of the Index Portfolio and the capitalization weighting of the securities in the S&P 500 is not feasible, but the Index Portfolio seeks a high correlation between the total return performance of securities comprising the S&P 500 and the investment results of the Index Portfolio. The Index Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the S&P 500. A correlation of 100% would represent perfect correlation between Index Portfolio and index performance. It is anticipated that the correlation of the Index Portfolio's performance to that of the S&P 500 will increase as the size of the Index Portfolio increases. There can be no assurance that the Index Portfolio will achieve this correlation.

  The Index Portfolio may invest up to 5% of its assets in Standard & Poor's Depositary Receipts(R) ("SPDRs(R)"); provided, however, that the Index Portfolio reserves the right to increase the percentage of assets it may invest in SPDRs to 10% to the extent that such an increase would be permitted by applicable law. SPDRs are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the component common stocks of the S&P 500.

  Although the Adviser will attempt to invest as much of the Index Portfolio's assets as is practical in stocks comprising the S&P 500 and futures contracts and options relating thereto, a portion of the Index Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. In addition, for temporary defensive purposes, the Index Portfolio may invest in Government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

Micro-Cap Portfolio

  The Micro-Cap Portfolio seeks long-term appreciation of capital by investing primarily in the common stocks of domestic companies with smaller market capitalizations. The Portfolio seeks to achieve this objective by investing at least 70% of its assets in common stocks of companies with market capitalizations of less than $250 million at the time of initial purchase and that management believes are undervalued in the marketplace. Current income from dividends, interest and other sources is only sought when consistent with the Portfolio's primary objective. The Portfolio generally invests the remaining 30% of its total assets in a similar manner, but may invest those in other equity securities including foreign securities. A portion of the Portfolio may be invested in money market instruments pending investment or to utilize cash reserves.

  Management believes that opportunities for excess returns exist in the micro capitalization sector of the equity markets due to the lack of institutional ownership, insufficient analyst coverage, and the relatively lower level of many of these securities. Individual security selection will focus on companies which possess above-average levels of profitability, revenue growth and earnings growth that are selling at price/earnings ratios below their internal growth rate. A significant emphasis will be placed on technical analysis in an effort to identify when a recognition of value occur in the marketplace. Investments in the securities of companies with small market capitalization may involve special risks. See "Principal Risk Factors."

Principal Risk Factors

  Because the Portfolios are intended to serve a variety of investment objectives, they are subject to varying degrees of financial and market risks and current income volatility. Financial risk refers to the ability of an issuer of a debt security to pay principal and interest on that security and to the earning stability and overall financial soundness of an issuer of an equity security. Market risk refers to the volatility of the reaction of the price of the security to changes in conditions in the securities markets in general and, with respect to debt securities, changes in the overall level of interest rates. Current income volatility refers to the degree and rapidity with which changes in the overall level of interest rates become reflected in the level of current income of the portfolio.

  The Equity Portfolio should be subject to moderate levels of both market and financial risk, since it invests in equity securities chosen primarily for potential long-term appreciation.

  The Bond Portfolio invests most of its assets in investment-grade corporate bonds, and these should be subject to little financial risk, to moderately high levels of market risk, and to moderately low current income volatility.

  The Capital Portfolio invests in equity, debt and money market instruments, and therefore the financial and market risks to which it is subject will vary from time to time depending on the extent of its holdings in each of those classes of securities. The Portfolio is subject to the further risk that in order to meet its objectives, the Adviser must determine the proper mix of equity, debt and money market securities. Moreover, the timing of movements from one type of security to another could have a negative effect on the Portfolio's overall objective. Inherent in the fact that the Adviser has great latitude with respect to portfolio composition is the risk that it may not properly ascertain the appropriate mix of securities for any particular economic cycle.

  The market value of fixed-income debt securities is affected by changes in general market interest rates. If interest rates fall, the market value of fixed-income securities tends to rise; but if interest rates rise, the value of fixed-income securities tends to fall. This market risk affects all fixed-income securities, but lower-rated and unrated securities may be subject to a greater market risk than higher-rated (lower-yield) securities.

  Bonds rated below the four highest grades used by Standard & Poor's or Moody's are frequently referred to as "junk" bonds, reflecting the greater market and investment risks associated with such bonds. Such risks relate not only to the greater financial weakness of the issuers of such securities but also to other factors including: (i) the sensitivity of such securities to interest rates and economic changes (high-yield, high-risk bonds are very sensitive to adverse economic and corporate developments; their yields will fluctuate over time and either an economic downturn or rising interest rates could create financial stress on the issuers of such bonds, possibly resulting in their defaulting on their obligations); (ii) the payment expectations of holders of such securities (high-yield, high-risk bonds may contain redemption or call provisions which if exercised in a period of lower interest rates would result in their being replaced by lower yielding securities); (iii) the liquidity of such securities (there may be little trading in certain high-yield, high-risk bonds which may make it more difficult to dispose of the securities and more difficult to determine their fair value). See "Certain Risk Factors Relating to High-Yield, High-Risk Bonds" in the Statement of Additional Information for a further discussion of the risks summarized above.

  The S&P 500 Index Portfolio is subject to equity market risk (i.e., the possibility that common stock prices will decline over short or even extended periods). The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

  To illustrate the volatility of stock prices, the following table sets forth the average returns of the S&P 500 for the period from 1926 to 1997:

                     S&P 500 Returns (1926-1997)
                     Over Various Time Horizons

                    1 Year  5 Years  10 Years  20 Years
                    ------  -------  --------  --------
  Best               54.0%   23.9%    20.1%     16.9%
  Worst             -43.3%  -12.5%    -0.9%      3.1%
  Average            13.0%    --       --        --
</tab;e>

Average return may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year.

  The Micro-Cap Portfolio is subject to the risk that small capitalization companies, while offering the potential for rapid growth, often involve greater risks. Small companies may lack the depth of management, diversified product offering, financial resources, and competitive strengths of larger companies. Due to these and other factors, small companies may suffer significant losses as well as realize substantial growth. In addition, the stocks of small capitalization companies may be more volatile than the stocks of large capitalization companies. Among the reasons for greater price volatility are lower levels of trading volume and wider spreads between the bid and asked prices of these securities. The prices of the shares of small capitalization companies may move independently of the values of larger capitalization companies such as those which comprise the Dow Jones Industrial Average and the Standard and Poor's 500
Stock Index.

Investment in Foreign Securities

  Each  Portfolio may invest in foreign securities that are
suitable for the Portfolio's investment objectives and policies.
Foreign securities investments are limited to 25% of net assets for the Equity, Bond and Micro-Cap Portfolios and to 35% of  net
assets for the Capital Portfolio.   The S&P 500 Index Portfolio
is limited to investing in those foreign securities included in the Standard & Poor's 500 Composite Stock Index.  The term
"foreign securities" refers to equity and debt securities of corporate issuers whose principal stock or bond exchange listing is outside of the United States, to American Depositary Receipts
("ADRs") that hold such securities, and to debt securities
issued by foreign governments or foreign government agencies.

  Investing in foreign securities involves risks which are not ordinarily associated with investing in domestic securities.
These risks include political or economic instability in the foreign country, diplomatic developments that could adversely affect the value of the foreign security, foreign government taxes, the costs incurred by a Portfolio in converting among various currencies, fluctuation in currency exchange rates and the possibility of imposition of currency controls, expropriation or nationalization measures or withholding dividends at the source. In the event of a default on any foreign obligation, it may be difficult legally to obtain or to enforce a judgment against the issuer.

  Currency exchange rates are determined by forces of supply and demand. These forces are affected by international balance of payments, other economic and financial conditions, government intervention and other factors. The ability of a foreign obligor to make timely payments on its external debt obligations will be strongly influenced by the country's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves.

  There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers are subject to accounting and reporting requirements which are generally less extensive than those applicable to domestic issuers. Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers.
There is frequently less governmental regulation of exchanges, broker-dealers and issuers and brokerage costs may be higher than in the United States.

  Foreign securities other than ADRs typically will be traded on the applicable country's principal stock or bond exchange but may also be traded on regional exchanges or over-the-counter.
Foreign markets, especially emerging markets, may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

   A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

  ADRs are receipts, typically issued by a U.S. bank or trust company, evidencing ownership of the underlying foreign
securities.   ADRs are denominated in U.S. dollars and trade in
the U.S. securities markets.  ADRs are subject to certain of the same risks as direct investment in foreign securities, including the risk that changes in the value of the currency in which the security underlying an ADR is denominated relative to the U.S.
dollar may adversely affect the value of the ADR.

  Foreign securities purchased by the Portfolios may include securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue may be subject to abrupt or erratic price fluctuations, and are expected to be more volatile and more uncertain as to payments of interest and principal. Developing countries may have relatively unstable governments, economies based only on a few industries, and securities markets that trade only a small number of securities. The secondary market for such securities is expected to be less liquid than for securities of major industrialized nations.

  To limit the risks of investing in any one country, each Portfolio that invests in foreign securities limits not only its total purchases of foreign securities, but also its purchases for any single country. For "major countries," the applicable limit is 10% of Portfolio net assets for the Equity, Bond and Micro-Cap Portfolios and 20% for the Capital Portfolio; for other countries, the applicable limit is 5% for each Portfolio.
"Major countries" currently include:  The United Kingdom,
Germany, France, Italy, Switzerland, Netherlands, Spain,
Belgium, Canada, Mexico, Argentina, Chile, Brazil, Australia,
Japan, Singapore, New Zealand, Hong Kong, Sweden and Norway.

Foreign Currency Transactions

  Each Portfolio that purchases foreign securities may also engage in forward foreign currency contracts ("forward contracts") in connection with the purchase or sale of a specific security. A forward contract involves an obligation to purchase or sell a specific foreign currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no margin or other deposit requirement.

  Portfolios will not enter into forward contracts for longer-term hedging purposes.  The possibility of changes in currency exchange rates will be incorporated into the long-term
investment considerations when purchasing the investment and subsequent considerations for possible sale of the investment

Repurchase Agreements

  A repurchase agreement is a transaction where a Portfolio buys a security at one price and simultaneously agrees to sell that same security back to the original owner at a higher price. The
Adviser reviews the creditworthiness of the other party to the agreement and must find it satisfactory before engaging in a repurchase agreement. A majority of such agreements will mature in seven days or less. In the event of the bankruptcy of the other party, the Portfolio could experience delays in recovering its money, may realize only a partial recovery or even no recovery, and may also incur disposition costs. It is not anticipated that any Portfolio will regularly utilize repurchase agreements extensively, since they are intended to be used to invest otherwise idle cash.

Reverse Repurchase Agreements

  The S&P 500 Index Portfolio may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Portfolio transfers possession of portfolio securities to banks in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The
Portfolio retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from the Portfolio's portfolio equal in value to the repurchase price (including any accrued interest) will be segregated by the Custodian on the Portfolio's records while a reverse repurchase agreement is in effect.

Futures Contracts and Options on Futures Contracts

  For hedging purposes, including protecting the price or interest rate of securities that the Portfolio intends to buy, the S&P 500 Index Portfolio may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The Portfolio may invest up to 20% of its assets in such futures and/or options contracts.

  A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as U.S.
Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

  Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Portfolio will honor their futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates. In the event of the bankruptcy of the futures broker that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers. The Adviser will attempt to minimize this risk by monitoring the creditworthiness of the futures brokers with which the Portfolio does business.

  Because the value of index futures depends primarily on the value of their underlying indexes, the performance of the broad-based contracts will generally reflect broad changes in common stock prices.  However, because the Portfolio may not be
invested in precisely the same proportion as the S&P 500, it is likely that the price changes of the Portfolio's index futures positions will not match the price changes of the Portfolio's other investments.

  Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

Options

  The Bond and Capital Portfolios may engage in certain limited options strategies as hedging techniques. These options strategies are limited to selling/writing call option contracts on U.S. Treasury Securities and call option contracts on futures on such securities held by the Portfolio (covered calls). The
Portfolio may purchase call option contracts to close out a position acquired through the sale of a call option. The
Portfolio will only write options that are traded on a domestic exchange or board of trade.

  The S&P 500 Index Portfolio may write and purchase covered put and call options on securities in which it may directly invest.
Option transactions of the Portfolio will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Portfolio's total assets. Further, the Portfolio will not write put or call options or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Portfolio's total assets.

  A call option is a short-term contract (generally nine months or less) which gives the purchaser of the option the right to purchase from the seller of the option (the Portfolio) the underlying security or futures contract at a fixed exercise price at any time prior to the expiration of the option period regardless of the market price of the underlying instrument during the period. A futures contract obligates the buyer to purchase and the seller to sell a predetermined amount of a security at a predetermined price at a selected time in the future. A call option on a futures contract gives the purchaser the right to assume a "long" position in a futures contract, which means that if the option is exercised the seller of the option (the Portfolio) would have the legal right (and obligation) to sell the underlying security to the purchaser at the specified price and future time.

  As consideration for the call option, the buyer pays the seller (the Portfolio) a premium, which the seller retains whether or not the option is exercised. The selling of a call option will benefit the Portfolio if, over the option period, the underlying security or futures contract declines in value or does not appreciate to a price higher than the total of the exercise price and the premium. The Portfolio risks an opportunity loss of profit if the underlying instrument appreciates to a price higher than the exercise price and the premium. When the Adviser anticipates that interest rates will increase, the Portfolio may write call options in order to hedge against an expected decline in value of portfolio securities.

  The Portfolio may close out a position acquired through selling a call option by buying a call option on the same security or futures contract with the same exercise price and expiration date as the option previously sold. A profit or loss on the transaction will result depending on the premium paid for buying the closing call option. If a call option on a futures contract is exercised, the Portfolio intends to close out the position immediately by entering into an offsetting transaction or by delivery of the underlying security (or other related securities).

  Options transactions may increase the Portfolio's portfolio turnover rate and attendant transaction costs, and may be somewhat more speculative than other investment strategies. It may not always be possible to close out an options position, and with respect to options on futures contracts there is a risk of imperfect correlation between price movements of a futures contract (or option thereon) and the underlying security.
Options strategies and related risks and limitations are described in more detail in the Statement of Additional
Information.

Options on Securities Indices

  The S&P 500 Index Portfolio may purchase or sell options on the S&P 500, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

Collateralized Mortgage Obligations

  The Portfolios other than the S&P 500 Index Portfolio may invest in collateralized mortgage obligations ("CMOs") or mortgage-backed bonds issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks and securities broker-dealers (or affiliates of such institutions established to issue these securities). To a limited extent, the Portfolios may also invest in a variety of more risky CMOs, including interest only ("IOs"), principal only
("POs"), inverse floaters, or a combination of these securities.
See "Money Market Instruments and Investment Techniques" in the
Statement of Additional Information for a further discussion.

Lending Portfolio Securities

  The S&P 500 Index Portfolio may lend portfolio securities with a value up to 10% of its total assets. Such loans may be terminated at any time. The Portfolio will continuously maintain as collateral cash or obligations issued by the U.S.
government, its agencies or instrumentalities in an amount equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus declared dividends and accrued interest.

  The Portfolio will retain most rights of beneficial ownership, including the right to receive dividends, interest or other distributions on loaned securities. The Portfolio will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Portfolio may experience delay in recovering the securities or loss of rights in the collateral. Loans are to be made only to borrowers that are deemed by the Adviser to be of good financial standing.

Other Information

  In addition to the investment policies described above, each Portfolio's investment program is subject to further restrictions which are described in the Statement of Additional
Information. Unless otherwise specified, each Portfolio's investment objectives, policies and restrictions are not fundamental policies and may be changed without shareholder approval. Shareholder inquiries and requests for the Fund's annual report should be directed to the Fund at (513) 595-2600, or at P.O. Box 40409, Cincinnati, Ohio 45240-0409.


                 THE FUND AND ITS MANAGEMENT

  The Fund is a mutual fund, technically known as an open-end, diversified, management investment company. The Board of Directors is responsible for supervising the business affairs and investments of the Fund, which are managed on a daily basis by the Fund's investment adviser. The Fund was incorporated under the laws of the State of Maryland on January 30, 1984. The
Fund is a series fund with five classes of stock, one for each Portfolio. The Mico-Cap Portfolio was authorized on June 16,
1997 and commenced operations on November 24, 1997. Union
Central invested approximately $3 million in this Portfolio, but it reserves the right to redeem any portion or all of its investment at any time.

Investment Adviser

  The Fund's investment adviser is Carillon Advisers, Inc. (the
"Adviser"), P.O. Box 40407, Cincinnati, Ohio 45240. The Adviser was incorporated under the laws of Ohio on August 18, 1986, as successor to the advisory business of Carillon Investments, Inc., the investment adviser for the Fund since 1984. The
Adviser is a wholly-owned subsidiary of Union Central, a mutual life insurance company organized in 1867 under the laws of Ohio.
Subject to the direction and authority of the Fund's Board of Directors, the Adviser manages the investment and reinvestment of the assets of each Portfolio and provides administrative services and manages the Fund's business affairs.

  George L. Clucas has been primarily responsible for the day-to-day management of the Equity Portfolio since 1988 and the
Capital Portfolio since its inception in 1990 until May, 1998.
Mr. Clucas is Director, President and Chief Executive Officer of
the Fund, and President and Chief Executive Officer of the
Adviser.  He has been affiliated with the Adviser and Union
Central since 1987. Steven R. Sutermeister (since 1990) has been primarily responsible for the day-to-day management of the Bond
Portfolio.  Mr. Sutermeister is Vice President of the Adviser
and has been affiliated with the Adviser and Union Central since
1990. Previously, he was Senior Vice President of Washington
Square Capital, Inc.

     Effective May 1, 1998, Michelle E. Stevens and Gary R.
Rodmaker will be primarily responsible for the day-to-day management of the Capital Portfolio. Mrs. Stevens is the Senior
Equity Analyst of the Adviser and has been affiliated with the Adviser and Union Central as an equity analyst since 1993. She has also been primarily responsible for the day-to-day management of the Fund's Micro-Cap Portfolio since its inception in November, 1997. Prior to becoming affiliated with the Adviser and Union Central, Mrs. Stevens attended the University of Cincinnati, where she earned an MBA in Finance in June, 1993.
Mr. Rodmaker is the Fixed Income Portfolio Manager of the
Adviser and has been affiliated with the Adviser and Union
Central as an investment analyst since 1989. He has also been primarily responsible for the day-to-day management of the S&P
500 Index Portfolio since its inception in December, 1995.



Advisory Fee

  The Fund pays the Adviser, as full compensation for all facilities and services furnished, a monthly fee computed separately for each Portfolio on a daily basis, at an annual rate, as follows:

  (a) for the Equity Portfolio--.65% of the first $50,000,000, .60% of the next $100,000,000, and .50% of all over $150,000,000 of the current value of the net assets;

  (b) for the Bond Portfolio--.50% of the first $50,000,000, .45% of the next $100,000,000, and .40% of all over $150,000,000 of the current value of the net assets; and

  (c) for the Capital Portfolio--.75% of the first $50,000,000, .65% of the next $100,000,000, and .50% of all over $150,000,000 of the current value of the net assets.

  (d) for the S&P 500 Index Portfolio--.30% of the current value of the net assets.

  (e) for the Micro-Cap Portfolio-- 1.00% of the current value of the net assets.

  The fee paid for the Capital Portfolio is somewhat higher than the average fee paid in the industry. However, breakpoints at which fees are reduced are set at lower than normal amounts. It is the desire of the Fund and Adviser to reflect in the fee arrangement the effort involved in advising the separate
Portfolios.

Expenses

  The Fund's expenses are deducted from total income before
dividends are paid. These expenses, which are accrued daily, include: the fee of the Adviser; taxes; legal, dividend
disbursing, bookkeeping and transfer agent, custodian and
auditing fees; and printing and other expenses relating to the
Fund's operations which are not expressly assumed by the Adviser under its investment advisory agreement with the Fund. Certain expenses are paid by the particular Portfolio that incurs them, while other expenses are allocated among the Portfolios on the basis of their relative size (i.e., the amount of their net
assets).  The Adviser will pay any expenses of the S&P 500 Index
Portfolio, other than the advisory fee for that Portfolio, to the extent that such expenses exceed .30% of that Portfolio's net assets. The Adviser will also pay any expenses of the Micro-Cap Portfolio, other than the advisory fee for that Portfolio, to the extent that such expenses exceed 1.00% of that
Portfolio's net assets.

Capital Stock

  The Fund currently has five classes of stock, one for each Portfolio. Shares (including fractional shares) of each Portfolio have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Portfolio. When issued, shares are fully paid and nonassessable and do not have preemptive or conversion rights or cumulative voting rights. The Fund's sole shareholder, Union Central, will vote Fund shares allocated to its registered separate accounts in accordance with instructions received from Contract Owners.
However, by virtue of Fund shares allocated to its other separate accounts, Union Central currently has voting control and can make fundamental changes regardless of the voting instructions received from Contract Owners.


            PURCHASE AND REDEMPTION OF SHARES

  The Fund offers its shares, without sales charge, only for purchase by Union Central and its separate accounts to fund benefits under both variable annuity contracts and variable universal life insurance policies. The Fund's Board of Directors will monitor the Fund for the existence of any material irreconcilable conflict between the interests of variable annuity contractowners investing in the Fund and interests of holders of variable universal life insurance policies investing in the Fund. Union Central will report any potential or existing conflicts to the Directors of the Fund. If a material irreconcilable conflict arises, Union Central will, at its own cost, remedy such conflict up to and including establishing a new registered management company and segregating the assets underlying the variable annuity contracts and variable universal life insurance policies. It is possible that at some later date the Fund may offer shares to other investors. The Fund continuously offers shares in each of its Portfolios at prices equal to the respective net asset values of the shares of each Portfolio.

  The Fund redeems all full and fractional shares of the Fund for cash. No redemption fee is charged. The redemption price is the net asset value per share. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.

  The net asset value of the shares of each Portfolio of the Fund is determined once daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange
(normally 4:00 p.m., Eastern Time), when there are purchases or redemptions of Fund shares, except (i) when the New York Stock
Exchange is closed (currently New Year's Day, President's Day,
Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving Day, and Christmas Day); and (ii) any day on which changes in the value of the Portfolio securities of the Fund will not materially affect the current net asset value of the shares of a Portfolio. Such determination is made by adding the values of all securities and other assets of the Portfolio, subtracting liabilities and expenses, and dividing by the number of shares of the Portfolio outstanding. Expenses, including the investment advisory fee payable to the Adviser, are accrued daily.

  Securities held by the Portfolios, except for money market instruments maturing in 60 days or less, are valued at their market value if market quotations are readily available. Other-wise, such securities are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

  All money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

               DIVIDENDS AND DISTRIBUTIONS

  It is the Fund's intention to distribute substantially all of the net investment income, if any, of each Portfolio. For dividend purposes, net investment income of the Equity, Bond, Capital, S&P 500 Index and Micro-Cap Portfolios consists of all dividends or interest earned by such Portfolio less estimated expenses (including the investment advisory fee). All net realized capital gains, if any, of each Portfolio are distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the respective Portfolio at net asset value.


                              TAXES

  Each Portfolio has qualified and has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended
(the "Code"). If a Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, the Portfolio will be relieved of federal income tax on the amounts distributed.

  Since the sole shareholder of the Fund is Union Central, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of the contracts, see the attached Prospectus for such contracts.


      CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

  Firstar Trust Company, Mutual Fund Services, P.O. Box 701,
Milwaukee, Wisconsin 53201-0701, acts as Custodian of the Fund's assets, and is its bookkeeping, transfer and dividend disbursing agent.


                    PREPARING FOR YEAR 2000

  Like all financial services providers, the Adviser utilizes systems that may be affected by Year 2000 transition issues. In addition to the Adviser, the Fund relies on service providers, including the Fund's custodian, transfer agent, and dividend disbursing agent, that also may be affected. The Adviser has advised the Fund that it has developed, and is in the process of implementing, a Year 2000 transition plan. Management of the Fund is in the process of confirming that the service providers to the Fund are also engaged in similar transition plans. While the Adviser has made representations to Management that each party is implementing a Year 2000 transition plan, the resources that are being devoted to this effort are substantial and it is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on their operations. However, as of the date of this Prospectus, it is not anticipated that shareholders will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. The Adviser has advised Management that it currently anticipates that its systems will be Year 2000 compliant on or about January 2, 1999, but there can be no assurance that they will be successful, or that interaction with other service providers will not impair the Adviser's services at that time.


                            APPENDIX

                     CORPORATE BOND RATINGS

Moody's Investors Services, Inc.

  Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.
Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's Corporation

  AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

  AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

  A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

  BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

  BB--B--CCC--CC--Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                       COMMERCIAL PAPER RATINGS


Moody's Investors Services, Inc.

  A Prime rating is the highest commercial paper rating assigned by Moody's Investors Services, Inc. Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings for an issuer are the following: (1) management; (2) economic evaluation of the industry and an appraisal of speculative type risks which may be inherent in certain areas; (3) competition and customer acceptance of products; (4) liquidity; (5) amount and quality of long-term debt; (6) ten-year earnings trends; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Standard & Poor's Corporation

  Commercial paper rated A by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are better than the industry average. Long-term senior debt rating is "A" or better. In some cases, BBB credits may be acceptable. The issuer has access to at least two additional channels of borrowing.
Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.

                    CARILLON FUND, INC.

           STATEMENT OF ADDITIONAL INFORMATION

May 1, 1998

      This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Accordingly, this Statement should be read in conjunction with Carillon Fund, Inc.'s ("Fund") current
Prospectus, dated May 1, 1998, which may be obtained by calling the Fund at (513) 595-2600, or writing the Fund at P.O. Box
40409, Cincinnati, Ohio 45240-0409.



                      TABLE OF CONTENTS
                                                          Page
Investment Policies (7) ..................................   2
Money Market Instruments and Investment Techniques .......   2
Certain Risk Factors Relating to High-Yield, High-Risk Bonds.6
Investments in Foreign Securities ........................   6
Futures Contracts ........................................   7
Options ..................................................   9
Lending Portfolio Securities .............................  13
Investment Restrictions ..................................  13
Portfolio Turnover .......................................  16
Management of the Fund (14)...............................  17
Directors and Officers ...................................  17
Investment Adviser .......................................  19
Payment of Expenses ......................................  20
Advisory Fee .............................................  21
Investment Advisory Agreement ............................  21
Administration ...........................................  22
Service Agreement ........................................  23
Securities Activities of Adviser .........................  23
Determination of Net Asset Value (16).....................  24
Purchase and Redemption of Shares (16) ...................  24
Taxes (15) ...............................................  25
Portfolio Transactions and Brokerage .....................  25
General Information (2) ..................................  26
Capital Stock ............................................  26
Voting Rights ............................................  27
Additional Information ...................................  28
Independent Auditors .....................................  28

( ) indicates page on which the corresponding section appears in the Prospectus.



UCCF 515 5-98
                    CARILLON FUND, INC.
-----------------------------------------------------------

                    INVESTMENT POLICIES

   The following specific policies supplement the Fund's
"Investment Objectives and Policies" set forth in the Prospectus.

Money Market Instruments and Investment Techniques

   Certain money market instruments and investment techniques are described below. Money market instruments may be purchased extensively by the Capital Portfolio. They may also be purchased by the Equity, Bond, S&P 500 Index ("Index Portfolio") and Micro-Cap Portfolios to a very limited extent (to invest otherwise idle cash) or on a temporary basis (if invested in money market instruments for defensive purposes).

Small Bank Certificates of Deposit. The Fund may invest in certificates of deposit issued by commercial banks, savings banks, and savings and loan associations having assets of less than $1 billion, provided that the principal amount of such certificates is insured in full by the Federal Deposit Insurance
Corporation ("FDIC"). The FDIC presently insures accounts up to $100,000, but interest earned above such amount is not insured by the FDIC.

Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., one of the Portfolios) acquires ownership of the obligation (the underlying security) and the seller (the "issuer" of the repurchase agreement) agrees, at the time of sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period.
The underlying securities will only consist of securities in which the respective Portfolio may otherwise invest. Repurchase agreements usually are for short periods, normally under one week, and are considered to be loans under the Investment
Company Act of 1940. Repurchase agreements will be fully collateralized at all times and interest on the underlying security will not be taken into account for valuation purposes.
The investments by a Portfolio in repurchase agreements may at times be substantial when, in the view of the Adviser, unusual market, liquidity, or other conditions warrant.

   If the issuer of the repurchase agreement defaults and does not repurchase the underlying security, the Portfolio might incur a loss if the value of the underlying security declines, and the Fund might incur disposition costs in liquidating the underlying security. In addition, if the issuer becomes involved in bankruptcy proceedings, the Portfolio may be delayed or prevented from obtaining the underlying security for its own purposes. In order to minimize any such risk, the Portfolio will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Adviser, under the direction and supervision of the Board of Directors.

U.S. Government Obligations. Securities issued and guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance.
Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to seven years and Treasury bonds generally have a maturity of greater than five years.

Government Agency Securities. Government agency securities that are permissible investments consist of securities either issued or guaranteed by agencies or instrumentalities of the United
States Government. Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home
Administration, Federal Housing Administration, Government
National Mortgage Association ("GNMA"), Maritime Administration,
Small Business Administration and The Tennessee Valley
Authority.  Obligations of instrumentalities of the United
States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association
("FNMA"), Federal Home Loan Banks, Federal Home Loan Mortgage
Corporation ("FHLMC"), Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities, such as those guaranteed by GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those issued by The Tennessee Valley Authority, are supported by the right of the issuer to borrow from the Treasury; while still others, such as those issued by the Federal Land Banks, are supported only by the credit of the instrumentality. The Fund's primary usage of these types of securities will be GNMA certificates and FNMA and FHLMC mortgage-backed obligations which are discussed in more detail below.

Certificates of Deposit. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time Deposits. Time Deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

Bankers' Acceptance. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.
Such issues with between one and two years remaining to maturity tend to have greater liquidity and considerably less market value fluctuations than longer-term issues.

When-issued and Delayed-delivery Securities.  From time to time, in the ordinary course of business, each Portfolio of the Fund may purchase securities on a when-issued or delayed-delivery basis i.e., delivery and payment can take place a month or more after the date of the transactions.  The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period.  At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in
determining the net asset value of such Portfolio.  At the time of delivery of the securities, the value may be more or less than the purchase price.  Each Portfolio will also establish a segregated account with the Fund's custodian bank in which it will maintain cash or cash equivalents or other Portfolio
securities equal in value to commitments for such when-issued or delayed-delivery securities.

GNMA Certificates GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government.
GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

   Although the mortgage loans in the pool have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages are subject to normal principal amortization and may be prepaid
prior to maturity. Prepayment rates vary widely and may be
affected by changes in market interest rates. In periods of
falling interest rates, the rate of prepayment tends to
increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to predict accurately the average life of a
particular pool. Reinvestment of prepayments may occur at higher or lower rates that the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking-in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during
periods of rising interest rates.

FNMA and FHLMC Mortgage-Backed Obligations   The Federal
National Mortgage Association ("FNMA"), a federally chartered and privately owned corporation, issues pass-through securities representing an interest in a pool of conventional mortgage
loans. FNMA guarantees the timely payment of principal and
interest but this guarantee is not backed by the full faith and credit of the U.S. government. The Federal Home Loan Mortgage
Corporation ("FHLMC"), a corporate instrumentality of the United
States, issues participation certificates that represent an
interest in a pool of conventional mortgage loans. FHLMC
guarantees the timely payment of interest and the ultimate
collection of principal and maintains reserves to protect
holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. government.
As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

Mortgage-Related Securities     Each Portfolio of the Fund other
than the S&P 500 Index Portfolio may invest in collateralized mortgage obligations ("CMOs") or mortgage-backed bonds issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks and securities broker-dealers
(or affiliates of such institutions established to issue these securities). CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of
principal and interest are dedicated to payment of principal and interest on the CMOs. Payments on the underlying mortgages (both interest and principal) are passed through to the holders,
although not necessarily on a pro rata basis, on the same
schedule as they are received. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or
indirectly by a pool of mortgages. The mortgages serve as
collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and
FNMA and FHLMC pass-through securities) or on a modified basis
(as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity).

   Each Portfolio of the Fund other than the S&P 500 Index
Portfolio may also invest in a variety of more risky CMOs, including interest only ("IOs"), principal only ("POs"), inverse floaters, or a combination of these securities. Stripped mortgage-backed securities ("SMBS") are usually structured with several classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets (an IO), while the other class will receive all of the principal (a PO). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater-than-anticipated or less-than-anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment or obtain its initially assumed yield on some of these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on classes of SMBS that have more uncertain timing of cash flows are generally higher than prevailing market yields on other mortgage-backed securities because there is a greater risk that the initial investment will not be fully recouped or received as planned over time.

   Each Portfolio of the Fund other than the S&P 500 Index
Portfolio may invest in another CMO class known as leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity.

   Certain CMOs may be deemed to be illiquid securities for purposes of the Fund's 10% limitation on investments in such securities. The investment adviser limits investments in more risky CMOs (IOs, POs, inverse floaters) to no more than 5% of its total assets.

Certain Risk Factors Relating to High-Yield, High-Risk Bonds

   The descriptions below are intended to supplement the material in the Prospectus regarding high-yield, high-risk bonds.

Sensitivity to Interest Rates and Economic Changes. High-yield bonds are very sensitive to adverse economic changes and corporate developments and their yields will fluctuate over time. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio's net asset value.

Payment Expectations. High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

Liquidity and Valuation. There may be little trading in the secondary market for particular bonds, which may affect adversely the Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market.

Investments in Foreign Securities

American Depositary Receipts.   American Depositary Receipts
("ADRs") may be issued in sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of ADRs; in unsponsored programs, the issuer may not be directly involved in the creation of the program. Although the regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored ADRs are not obligated to disclose
material information in the United States and, therefore, such information may not be reflected in the market value of the
ADRs.

Foreign Exchange.    If a foreign country cannot generate
sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, multilateral
organizations, and inflows of foreign investment. The cost of servicing external debt will also generally be adversely
affected by rising international interest rates because many external debt obligations bear interest at rates which are
adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the
relevant government's international currency reserves and its access to foreign currencies.  Currency devaluations may affect the ability of an obligor to obtain sufficient foreign
currencies to service its external debt.

Foreign Currency Exchange Transactions.   Each Portfolio that
engages in  foreign currency exchange transactions may do so on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market, or on a forward basis to "lock in" the U.S. dollar price of the security.  By entering into a forward contract for the purchase or sale, for a fixed amount of
U.S. dollars, of the amount of foreign currency involved in the underlying transactions, a Portfolio attempts to protect itself against possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the
security is purchased or sold and the date on which related
payments are made or received.

   Portfolios will not enter into forward contracts for longer-term hedging purposes. The possibility of changes in currency exchange rates will be incorporated into the long-term investment considerations when purchasing the investment and subsequent considerations for possible sale of the investment.

Foreign Markets.   Delays in settlement which may occur in
connection with transactions involving foreign securities could result in temporary periods when a portion of the assets of a portfolio is uninvested and no return is earned thereon. The inability of a portfolio to make intended security purchases due to settlement problems could cause the portfolio to miss
attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a portfolio due to subsequent declines in values of the portfolio securities or, if the portfolio has entered into a contract to sell the security, possible liability to the
purchaser. Certain foreign markets, especially emerging markets, may require governmental approval for the repatriation of
investment income, capital or the proceeds of sales of
securities by foreign investors. A portfolio could be adversely affected by delays in, or a refusal to grant, any required
governmental approval for repatriation of capital, as well as by the application to the portfolio of any restrictions on
investments.

Foreign Debt Securities.   Investing in foreign debt securities
will expose the Portfolios to the direct or indirect
consequences of political, social or economic changes in the industrialized developing and emerging countries that issue the securities. The ability and willingness of obligor or the
governmental authorities that control repayment of their
external debt to pay principal and interest on such debt when due may depend on general economic and political conditions
within the relevant country.   Additional country-related
factors unique to foreign issuers which may influence the
ability or willingness to service debt include, but are not
limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's relationships with the International
Monetary Fund, the World Bank and other international agencies.

Futures Contracts

   For hedging purposes, including protecting the price or interest rate of securities that the Portfolio intends to buy, the S&P 500 Index Portfolio may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. As a temporary investment strategy until the Index Portfolio reaches $25 million in net assets, the Index Portfolio may invest up to 100% of its assets in such futures and/or options contracts.
Thereafter, the Portfolio may invest up to 20% of its assets in such futures and/or options contracts. The Index Portfolio does not intend to enter into futures contracts that are not traded on exchanges or boards of trade.

   A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as U.S.
Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

   Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Portfolio will honor their futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates. In the event of the bankruptcy of the futures broker that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers. The Adviser will attempt to minimize this risk by monitoring the creditworthiness of the futures brokers with which the Portfolio does business.

   Because the value of index futures depends primarily on the value of their underlying indexes, the performance of the broad-based contracts will generally reflect broad changes in common stock prices. However, because the Portfolio may not be invested in precisely the same proportion as the S&P 500, it is likely that the price changes of the Portfolio's index futures positions will not match the price changes of the Portfolio's other investments.

   Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

Options

   The Bond and Capital Portfolios may sell (write) listed options on U.S. Treasury Securities and options on contracts for the future delivery of U.S. Treasury Securities as a means of hedging the value of such securities owned by the Portfolio.
The S&P 500 Index Portfolio may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts.

   As a writer of a call option, a Portfolio may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction. There can be no assurance that a closing purchase transaction can be effected when the Portfolio so desires.

   The Portfolio will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option; the Portfolio will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option. Since the market value of call options generally reflects increases in the value of the underlying security, any loss resulting from the closing transaction may be wholly or partially offset by unrealized appreciation of the underlying security. Conversely, any gain resulting from the closing transaction may be wholly or partially offset by unrealized depreciation of the underlying security. The principal factors affecting the market value of call options include supply and demand, the current market price and price volatility of the underlying security, and the time remaining until the expiration date.

   Although the Bond and Capital Portfolios will write only
options on U.S. Treasury Securities and options on futures
contracts with respect to such securities which are traded on a national exchange or Board of Trade, and the S&P 500 Index
Portfolio will write only options on securities among the
Standard & Poor's 500 Composite Stock Price Index (the "S&P
500")* and options of futures contracts with respect to such securities, there is no assurance that a liquid secondary market will exist for any particular option.  In the event it is not possible to effect a closing transaction, the Portfolio will not be able to sell the underlying security, until the option
expires or the option is exercised by the holder.
-------------
* The S&P 500 is an unmanaged index of common stocks comprised of 500 industrial, financial, utility and transportation
companies.  "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)",
"Standard & Poor's 500(R)", and "500" are trademarks of The
McGraw-Hill Companies, Inc. and have been licensed for use by
Carillon Fund. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no
representation or warranty, express or implied, to the
beneficial owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500
Index to track general stock market performance. S&P's only
relationship to Carillon Fund is the licensing of certain
trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to
Carillon Fund or the Portfolio. S&P has no obligation to take the needs of Carillon Fund or the beneficial owners of the
Portfolio into consideration in determining, composing or
calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and
amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the
equation by which the Portfolio is to be converted into cash.
S&P has no obligation or liability in connection with the
administration, marketing or trading of the Portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF
THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL
HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS
THEREIN.  S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO
RESULTS TO BE OBTAINED BY CARILLON FUND, BENEFICIAL OWNERS OF
THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE
S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS
OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF
MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH
RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN.
WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P
HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR
CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED
OF THE POSSIBILITY OF SUCH DAMAGES.
-------------
   The Portfolio will effect a closing transaction to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of an underlying security prior to the expiration date of the option, or to allow for the writing of another call option on the same underlying security with either a different exercise price or expiration date or both.

   Possible reasons for the absence of a liquid secondary market on an exchange include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) inadequacy of the facilities of an exchange or the Clearing Corporation to handle trading volume; or (e) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on types of orders. There can be no assurance that higher than anticipated trading activity or order flow or other unforeseen events might not at times render the trading facilities inadequate and thereby result in the institution of special trading procedures or restrictions which could interfere with the Portfolio's ability to effect closing transactions.

   The Bond and Capital Portfolios may write call options on futures contracts on U.S. Treasury Securities as a hedge against the adverse effect of expected increases in interest rates on the value of Portfolio securities, in order to establish more definitely the effective return on securities held by the Portfolio. The S&P 500 Index Portfolio will write call options on futures contracts on the S&P 500 or securities included therein only for hedging purposes to protect the price of securities it intends to buy and when such transactions enable it to correlate its investment performance more closely to that of the S&P 500 than would a direct purchase of securities included in the S&P 500. The Portfolios will not write options on futures contracts for speculative purposes.

   A futures contract on a debt security is a binding contractual commitment which will result in an obligation to make or accept delivery, during a specified future time, of securities having standardized face value and rate of return.
Selling a futures contract on debt securities (assuming a short position) would give the Portfolio a legal obligation and right as seller to make future delivery of the security against payment of the agreed price.

   Upon the exercise of a call option on a futures contract, the writer of the option (the Portfolio) is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid. Nevertheless, if an option on a futures contract written by the Portfolio is exercised, the Portfolio intends to either close out the futures contract by purchasing an offsetting futures contract, or deliver the underlying securities immediately, in order to avoid assuming a short position. There can be no assurance that the Portfolio will be able to enter into an offsetting transaction with respect to a particular contract at a particular time, but it may always deliver the underlying security.

   As a writer of options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract. If the option is not exercised, the Portfolio will gain the amount of the premium, which may partially offset unfavorable changes in the value of securities held in the Portfolio. If the option is exercised, the Portfolio might incur a loss in the option transaction which would be reduced by the amount of the premium it has received.

   While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option, the Portfolio's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Portfolio will not write options on futures contracts unless, in the Adviser's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

Risks. While options will be sold in an effort to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Portfolio may benefit from the use of options, unanticipated changes in interest rates or security price movements may result in a poorer overall performance for the Portfolio than if it had not entered into any options transactions. The price of U.S. Treasury Securities futures are volatile and are influenced, among other things, by changes in prevailing interest rates and anticipation of future interest rate changes. The price of S&P 500 futures are also volatile and are influenced, among other things, by changes in conditions in the securities markets in general.

   In the event of an imperfect correlation between a futures position (and a related option) and the Portfolio position which is intended to be protected, the desired protection may not be obtained. The correlation between changes in prices of futures contracts and of the securities being hedged is generally only approximate. The amount by which such correlation is imperfect depends upon many different circumstances, such as variations in speculative market demand for futures and for debt securities
(including technical influences in futures trading) and differences between the financial instruments being hedged and the instruments underlying the standard options on futures contracts available for trading.

   Due to the imperfect correlation between movements in the prices of futures contracts and movements in the prices of the underlying debt securities, the price of a futures contract may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective and if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the futures moves more than the price of the security, the Portfolio will experience either a gain or loss on the option on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

   The market prices of futures contracts and options thereon may be affected by various factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities and futures markets could result. Price distortions could also result if investors in futures contracts make or take delivery of underlying securities rather than engage in closing transactions. This could occur, for example, if there is a lack of liquidity in the futures market. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margins requirements in the securities markets; accordingly, increased participation by speculators in the futures market could cause temporary price distortions. A correct forecast of interest rate trends by the adviser may still not result in a successful hedging transaction because of possible price distortions in the futures market and because of the imperfect correlation between movements in the prices of debt securities and movements in the prices of futures contracts. A well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Limitations on the Use of Options on Futures. The Portfolio will only write options on futures that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. The principal exchanges in the United
States for trading options on Treasury Securities are the Board of Trade of the City of Chicago and the Chicago Mercantile
Exchange. These exchanges and trading options on futures are regulated under the Commodity Exchange Act by the Commodity
Futures Trading Commission ("CFTC").

   It is the Fund's opinion that it is not a "commodity pool" as defined under the Commodity Exchange Act and in accordance with rules promulgated by the CFTC.

   The Portfolio will not write options on futures contracts for which the aggregate premiums exceed 5% of the fair market value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on any such contracts it has
entered into (except that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount generally may be excluded in computing the 5%).

   All of the futures options transactions employed by the Portfolio will be bona fide hedging transactions, as that term is used in the Commodity Exchange Act and has been interpreted and applied by the CFTC. To ensure that its futures options transactions meet this standard, the Fund will enter into such transactions only for the purposes and with the intent that CFTC has recognized to be appropriate.

Custodial Procedures and Margins. The Fund's Custodian acts as the Fund's escrow agent as to securities on which the Fund has written call options and with respect to margin which the Fund must deposit in connection with the writing of call options on futures contracts. The Clearing Corporation (CC) will release the securities or the margin from escrow on the expiration of the call, or when the Fund enters into a closing purchase transaction. In this way, assets of the Fund will never be outside the control of the Fund's custodian, although such control might be limited by the escrow receipts issued.

   At the time the Portfolio sells a call option on a contract for future delivery of U.S. Treasury Securities ("Treasury futures contract"), it is required to deposit with its custodian, in an escrow account, a specified amount of cash or U.S. Government securities ("initial margin"). The account will be in the name of the CC. The amount of the margin generally is a small percentage of the contract amount. The margin required is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit, and it is released from escrow upon termination of the option assuming all contractual obligations have been satisfied. The
Portfolio will earn interest income on its initial margin deposits.

   In accordance with the rules of the exchange on which the option is traded, it might be necessary for the Portfolio to supplement the margin held in escrow. This will be done by placing additional cash or U.S. Government securities in the escrow account. If the amount of required margin should decrease, the CC will release the appropriate amount from the escrow account.

   The assets in the margin account will be released to the CC only if the Portfolio defaults or fails to honor its commitment to the CC and the CC represents to the custodian that all conditions precedent to its right to obtain the assets have been satisfied.

Lending Portfolio Securities

   The S&P 500 Index Portfolio may lend portfolio securities with a value up to 10% of its total assets. Such loans may be terminated at any time. The Portfolio will continuously maintain as collateral cash or obligations issued by the U.S.
government, its agencies or instrumentalities in an amount equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus declared dividends and accrued interest. While portfolio securities are on loan, the borrower will pay the Portfolio any income accruing thereon, and the Portfolio may invest or reinvest the collateral
(depending on whether the collateral is cash or U.S. Government securities) in portfolio securities, thereby earning additional income. Loans are typically subject to termination by the Portfolio in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice.
Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its shareholders. The Portfolio may pay reasonable finders', borrowers', administrative, and custodial fees in connection with a loan of its securities. The
Adviser will review and monitor the creditworthiness of such borrowers on an ongoing basis.

   The S&P 500 Index Portfolio may invest in Standard & Poor's
Depositary Receipts(R) ("SPDRs(R)").  SPDRs are units of
beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the component common
stocks of the S&P 500.  While the investment objective of such a unit investment trust is to provide investment results that
generally correspond to the price and yield performance of the component common stocks of the S&P 500, there can be no
assurance that this investment objective will be met fully.  As
SPDRs are securities issued by an investment company, non-fundamental restriction (5) below restricts purchases of SPDRs to 10% of the Portfolio's assets.


            INVESTMENT RESTRICTIONS

   The Fund has adopted the following fundamental restrictions relating to the investment of assets of the Portfolios and other investment activities. These are fundamental policies and may not be changed without the approval of holders of the majority of the outstanding voting shares of each Portfolio affected
(which for this purpose means the lesser of: [i] 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or [ii] more than 50% of the outstanding shares). A change in policy affecting only one
Portfolio may be effected with the approval of the majority of the outstanding voting shares of that Portfolio only. The
Fund's fundamental investment restrictions provide that no Portfolio of the Fund is allowed to:

   (1) Issue senior securities (except that each Portfolio may borrow money as described in restriction [9] below).

   (2) With respect to 75% of the value of its total assets, invest more than 5% of its total assets in securities (other than securities issued or guaranteed by the United States
Government or its agencies or instrumentalities) of any one issuer.

   (3) Purchase more than either: (i) 10% in principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities.

   (4) Invest more than 25% of its total assets in the securities of issuers primarily engaged in the same industry.
For purposes of this restriction, gas, gas transmission, electric, water, and telephone utilities each will be considered a separate industry. This restriction does not apply to obligations of banks or savings and loan associations or to obligations issued or guaranteed by the United States
Government, its agencies or instrumentalities.

   (5)   Purchase or sell commodities, commodity contracts, or
real estate, except that each Portfolio may purchase securities of issuers which invest or deal in any of the above, and except that each Portfolio may invest in securities that are secured by real estate.  This restriction does not apply to obligations issued or guaranteed by the United States Government, its
agencies or instrumentalities or to futures contracts or options purchased by the S&P 500 Index Portfolio in compliance with non-fundamental restrictions [8 and 9] below.

   (6) Purchase any securities on margin (except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales of securities or maintain a short position.

   (7) Make loans, except through the purchase of obligations in private placements or by entering into repurchase agreements
(the purchase of publicly traded obligations not being considered the making of a loan).

   (8)   Lend its securities, except that the S&P 500 Index
Portfolio may lend securities in compliance with non-fundamental restriction [7] below.

   (9) Borrow amounts in excess of 10% of its total assets, taken at market value at the time of the borrowing, and then only from banks (and, in the case of the S&P 500 Index Portfolio by entering into reverse repurchase agreements) as a temporary measure for extraordinary or emergency purposes, or to meet redemption requests that might otherwise require the untimely disposition of securities, and not for investment or leveraging.

   (10) Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by such Portfolio.

   (11) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities
Act of 1933 in selling shares of each Portfolio and except as it may be deemed such in a sale of restricted securities.

   (12) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, "small bank" certificates of deposit that are not readily marketable, and other illiquid investments.

   The Fund has also adopted the following additional investment restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval. Under these restrictions, no Portfolio of the Fund may:

   (1) Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not prohibit the "bunching" of orders for the sale or purchase of Portfolio securities with the other Portfolios or with other accounts advised or sponsored by the Adviser or any of its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution).

   (2) Purchase or retain the securities of any issuer, if, to the knowledge of the Fund, officers and directors of the Fund, the Adviser or any affiliate thereof each owning beneficially more than 1/2% of one of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

   (3) Purchase or sell interests in oil, gas, or other mineral exploration or development programs, or real estate mortgage loans, except that each Portfolio may purchase securities of issuers which invest or deal in any of the above, and except that each Portfolio may invest in securities that are secured by real estate mortgages. This restriction does not apply to obligations or other securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

   (4) Invest in companies for the purpose of exercising control (alone or together with the other Portfolios).

   (5) Purchase securities of other investment companies with an aggregate value in excess of 5% of the Portfolio's total assets, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved, or by purchase of SPDRs and only if immediately thereafter not more than 10% of such Portfolio's total assets, taken at market value, would be invested in such securities.

   The Fund has also adopted the following additional investment restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval. Under these restrictions:

   The S&P 500 Index Portfolio of the Fund may not:

   (6) Lend portfolio securities with an aggregate value of more than 10% of its total assets.

   (7) Invest more than 20% of its assets in futures contracts and/or options on futures contracts, except as a temporary investment strategy until the Index Portfolio reaches $25 million in net assets, the Index Portfolio may invest up to 100% of its assets in such futures and/or options contracts.

   (8) Invest in options unless no more than 5% of its assets is paid for premiums for outstanding put and call options
(including options on futures contracts) and unless no more than 25% of the Portfolio's assets consist of collateral for outstanding options.

   If a percentage restriction (for either fundamental or nonfundamental policies) is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation.

   In addition to the investment restrictions described above, the Fund will comply with restrictions contained in any current insurance laws in order that the assets of The Union Central
Life Insurance Company's ("Union Central") separate accounts may be invested in Fund shares.


   PORTFOLIO TURNOVER

   Each Portfolio has a different expected annual rate of Portfolio turnover, which is calculated by dividing the lesser of purchases or sales of Portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of Portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Portfolio. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatments. The Portfolio turnover rates will, of course, depend in large part on the level of purchases and redemptions of shares of each Portfolio. Higher Portfolio turnover can result in corresponding increases in brokerage costs to the Portfolios of the Fund and their shareholders. However, because rate of Portfolio turnover is not a limiting factor, particular holdings may be sold at any time, if investment judgment or Portfolio operations make a sale advisable.

   The annual Portfolio turnover rates for the Equity Portfolio were 57.03% and 52.53%, respectively, for 1997 and 1996. The annual Portfolio turnover rates for the Bond Portfolio were 113.41% and 202.44%, respectively, for 1997 and 1996. The annual Portfolio turnover rates for the Capital Portfolio were 60.84% and 53.11%, respectively, for 1997 and 1996. The annual
Portfolio turnover rates for the S&P 500 Index Portfolio were 9.06% and 1.09%, respectively for 1997 and 1996. The annual
Portfolio turnover rate for the Micro-Cap Portfolio is expected to be approximately 50%.

                     MANAGEMENT OF THE FUND

Directors and Officers

   The directors and executive officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise noted, the address of each executive officer and director is 1876 Waycross Road, Cincinnati, Ohio
45240.

                         Position(s)
Name, Address            with            Principal Occupation(s)
and Age                  the Fund        During Past Five Years
-------------            ----------      ----------------------
George M. Callard, M.D.  Director        Professor of Clinical Surgery,
3021 Erie Avenue                         University of Cincinnati
Cincinnati, Ohio 45208
(Age 64)

George L. Clucas*        Director,       Senior Vice President, Union
(54)                     President and   Central; Director, President
                         Chief Executive and Chief Executive Officer,
                         Officer         Carillon Advisers, Inc.
                                         ("Adviser"); Director, Carillon
                                         Investments, Inc. ("CII")

Theodore H. Emmerich     Director        Consultant; former Partner,
1201 Edgecliff Place                     Ernst & Whinney, Accountants
Cincinnati, Ohio 45206
(71)

James M. Ewell           Director        Retired Senior Vice President
9000 Indian Ridge Road                   and Director, The Procter and
Cincinnati, Ohio 45243                   Gamble Company
(82)

Richard H. Finan         Director        Attorney at Law; President
11137 Main Street                        of the Ohio State Senate
Cincinnati, Ohio 45241
(63)

Jean Patrice             Director        Former Interim President,
Harrington, S.C.                         Cincinnati State Technical and
3217 Whitfield Avenue                    Community College; Former
Cincinnati, Ohio 45220                   Executive Director, Cincinnati
(75)                                     Youth Collaborative; President
                                         Emeritus (formerly, President)
                                         College of Mount St. Joseph

John H. Jacobs*          Director        Executive Vice President,
(51)                                     Union Central; prior to June,
                                         1995, Officer and employee,
                                         Union Central

Charles W. McMahon       Director        Retired Senior Vice President
2031 W. Galbraith Rd #E                  and Director, Union Central
Cincinnati, Ohio 45239
(78)

Harry Rossi*             Director        Director Emeritus, Union
8548 Wyoming Club Drive                  Central; Director, Adviser;
Cincinnati, Ohio 45215                   former Chairman, President and
(78)                                     Chief Executive Officer, Union
                                         Central

Stephen R. Hatcher       Senior Vice     Executive Vice President and
(55)                     President       Chief Financial Officer, Union
                                         Central; prior to June, 1995,
                                         Officer and employee, Union
                                         Central

John F. Labmeier         Vice President  Second Vice President,
(49)                     and Secretary   Associate General Counsel and
                                         Assistant Secretary, Union
                                         Central; Vice President and
                                         Secretary, CII; Secretary,
                                         Adviser

Thomas G. Knipper        Controller      Assistant Controller, Union
(40)                                     Central; prior to July, 1995,
                                         Treasurer of The Gateway Trust
                                         and Vice President and
                                         Controller of Gateway Advisers,
                                         Inc.

Michael C. Peppers       Treasurer       Assistant Controller, Union
(46)                                     Central

John M. Lucas            Assistant       Counsel and Assistant to
(47)                     Secretary       Secretary, Union Central;
                                         prior to October, 1992,
                                         Officer and employee, Union
                                         Central

------------
* Messrs. Clucas, Jacobs and Rossi are considered to be "interested persons" of the Fund (within the meaning of the Investment Company Act of 1940) because of their affiliation with the Adviser.

   Each of the directors also serves as a trustee of Carillon
Investment Trust.

   All directors who are not "interested persons" of the Company are members of the Audit Committee.

   As of the date of this Statement of Additional Information, officers and directors of the Fund do not own any of the outstanding shares of the Fund. Directors who are not officers or employees of Union Central or Adviser are paid a fee plus actual out-of-pocket expenses by the Fund for each meeting of the Board of Directors attended. Total fees and expenses incurred for 1997 were $49,876.

                              Compensation Table

  (1)                    (2)          (3)          (4)       (5)
Name of                Aggregate    Pension or   Estimated  Total
Person,                Compensation Retirement   Retirement Compensation
Position               From         Benefits     Benefits   From Registrant
                       Registrant   Accrued As   Upon       and Fund
                                    Part of      Retirement Complex*
                                    Fund Expenses           Paid to
                                                            Directors

George M. Callard,     7,300**        --           --        10,600
M.D.
Director

George L. Clucas        N/A           N/A           N/A       N/A
Director

Theodore H. Emmerich   7,500          --           --        10,800
Director

James M. Ewell         7,300          --           --        10,600
Director

Richard H. Finan       7,300          --           --        10,600
Director

Jean Patrice
Harrington, S.C.       7,300          --           --        10,600
Director

John H. Jacobs         N/A            N/A          N/A       N/A
Director

Charles W. McMahon     7,300**        --           --        10,600
Director

Harry Rossi            N/A            N/A          N/A       N/A
Director


*   Each of the Directors also serves as a Trustee of Carillon
Investment Trust.
**   Messrs. Callard and McMahon have been deferring their
compensation each year. As of December 31, 1997, the total amount deferred, including interest, was as follows: Dr. Callard
- $73,236; Mr. McMahon - $26,555.

Investment Adviser

   The Fund has entered into an Investment Advisory Agreement ("Agreement") with Carillon Advisers, Inc. ("Adviser") whose principal business address is 1876 Waycross Road, Cincinnati, Ohio 45240 (P.O. Box 40407, Cincinnati, Ohio 45240). The Adviser was incorporated under the laws of Ohio on August 18, 1986, and is a wholly-owned subsidiary of Union Central. Executive officers and directors of the Adviser who are affiliated with the Fund are George L. Clucas, President and Chief Executive Officer; Thomas G. Knipper, Treasurer; and John
F. Labmeier, Secretary.

   Pursuant to the Agreement, the Fund has retained the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of Portfolio securities. The Adviser is at all times subject to the direction and supervision of the Board of Directors of the Fund.

   The Adviser continuously furnishes an investment program for each Portfolio, is responsible for the actual management of each Portfolio and has responsibility for making decisions to buy, sell or hold any particular security. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Portfolios in a manner consistent with their investment objectives, policies and restrictions. The Adviser considers analyses from various sources, makes necessary investment decisions and effects transactions accordingly. The Adviser also performs certain administrative functions for the Fund. The Adviser may utilize the advisory services of subadvisers for one or more of the Portfolios.

Payment of Expenses

   Under the terms of the Agreement, in addition to managing the Fund's investments, the Adviser, at its expense, maintains certain of the Fund's books and records (other than those provided by Firstar Trust Company, by agreement) and furnishes such office space, facilities, equipment, and clerical help as the Fund may reasonably require in the conduct of business. In addition, the Adviser pays for the services of all executive, administrative, clerical, and other personnel, including officers of the Fund, who are employees of Union Central. The Adviser also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund. Expenses not expressly assumed by the Adviser under the Agreement will be paid by the Fund.

   Each Portfolio pays all other expenses incurred in its operation and a portion of the Fund's general administration expenses allocated on the basis of the asset size of the respective Portfolios. Expenses other than the Adviser's fee that are borne directly and paid individually by a Portfolio include, but are not limited to, brokerage commissions, dealer markups, expenses incurred in the acquisition of Portfolio securities, transfer taxes, transaction expenses of the custodian, pricing services used by only one or more Portfolios, and other costs properly payable by only one or more Portfolios. Expenses which are allocated on the basis of size of the respective Portfolios include custodian (portion based on asset size), dividend disbursing agent, transfer agent, bookkeeping services (except annual per Portfolio base charge), pricing, shareholder's and directors' meetings, directors' fees, proxy statement and Prospectus preparation, registration fees and costs, fees and expenses of legal counsel not including employees of the Adviser, membership dues of industry associations, postage, insurance premiums including fidelity bond, and all other costs of the Fund's operation properly payable by the Fund and allocable on the basis of size of the respective Portfolios. The Adviser will pay any expenses of the S&P 500 Index Portfolio, other than the advisory fee for that Portfolio, to the extent that such expenses exceed .30% of that Portfolio's net assets. The Adviser will also pay any expenses of the Micro-Cap Portfolio, other than the advisory fee for that Portfolio, to the extent that such expenses exceed 1.00% of that Portfolio's net assets.

   Depending on the nature of a legal claim, liability or lawsuit, litigation costs, payment of legal claims or liabilities and any indemnification relating thereto may be directly applicable to a Portfolio or allocated on the basis of the size of the respective Portfolios. The directors have determined that this is an appropriate method of allocation of expenses.

   The Agreement also provides that if the total operating expenses of the Fund, exclusive of the advisory fee, taxes, interest, brokerage fees and certain legal claims and liabilities and litigation and indemnification expenses, as described in the Agreement, for any fiscal year exceed 1.0% of the average daily net assets of the Fund, the Adviser will reimburse the Fund for such excess, up to the amount of the advisory fee for that year. Such amount, if any, will be calculated daily and credited on a monthly basis.

Advisory Fee

   As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Adviser, the Fund pays the Adviser monthly compensation calculated daily as described on page 11 of the Prospectus. The compensation after all waivers for each Portfolio was as follows:


       Equity       Bond        Capital     S&P 500 Index  Micro-Cap
Year   Portfolio    Portfolio   Portfolio   Portfolio      Portfolio
1997   $1,731,351   $427,729    $1,058,086   $129,253       -0-
1996   $1,436,998   $384,084    $1,032,861   $  8,233       N/A
1995   $1,108,596   $314,237    $  913,378        -0-       N/A


   There is no assurance that the Portfolios will reach a net asset level high enough to realize a reduction in the rate of the advisory fee. Any reductions in the rate of advisory fee will be applicable to each Portfolio separately in accordance with the schedule of fees applicable to each Portfolio.

Investment Advisory Agreement

   The Investment Advisory Agreement was initially approved by the Fund's Board of Directors, including a majority of the directors who are not interested persons of the Adviser, on March 22, 1984. Unless earlier terminated as described below, the Agreement will continue in effect from year to year if approved annually: (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund, including a majority of the outstanding shares of each Portfolio; and (b) by a majority of the directors who are not parties to such contract or interested persons (as defined by the Investment Company Act of 1940) of any such party. The Agreement is not assignable and may be terminated without penalty by the Fund on 60 days notice, and by the Adviser on 90 days notice. On, March 20, 1998 the Agreement was approved for continuance for one (1) year by the Board of Directors by unanimous vote of those present, including a majority of the directors who are not parties to such contract or interested persons of any such party.

   On March 21, 1990, the Board of Directors took steps to activate the Capital Portfolio of the Fund by authorizing the issuance of shares of that Portfolio to a separate account of Union Central. The Board of Directors also approved an amendment to the Investment Advisory Agreement so as to make the Agreement applicable to the Capital Portfolio and to specify the advisory fee payable by it. The Board determined that the amendment did not affect the interests of the classes of Fund shares other than Capital Portfolio shares and that therefore only the holders of Capital Portfolio shares were entitled to vote on the amendment. On May 1, 1990, the Union Central separate account invested $15.2 million in the Capital Portfolio in exchange for 1,390,516 shares at a price of $10.95 per share. Union Central, as legal owner of the Capital Portfolio shares purchased by its separate account and as sole shareholder of the Capital Portfolio, approved the Agreement as amended.

   On September 15, 1995, the Board of Directors took steps to activate the S&P 500 Index Portfolio of the Fund by authorizing the issuance of shares of that Portfolio. On December 13, 1995, the Board of Directors also approved an amendment to the Investment Advisory Agreement so as to make the Agreement applicable to the Index Portfolio and to specify the advisory fee payable by it. The Board determined that the amendment did not affect the interests of the classes of Fund shares other than Index Portfolio shares and that therefore only the holders of Index Portfolio shares were entitled to vote on the amendment. The sole shareholder of the Index Portfolio approved the Agreement as amended on January 3, 1996.

   On June 16, 1997, the Board of Directors took steps to activate the Micro-Cap Portfolio of the Fund by authorizing the issuance of shares of that Portfolio. On September 18, 1997, the Board of Directors also approved an amendment to the Investment Advisory Agreement making the Agreement applicable to the Micro-Cap Portfolio and specifying the advisory fee payable by it. The Board determined that the amendment did not affect the interests of the classes of Fund shares other than Micro-Cap Portfolio shares and that therefore only the holders of Micro-Cap Portfolio shares were entitled to vote on the amendment.
The sole shareholder of the Micro-Cap Portfolio approved the Agreement on December 10, 1997.

   The Investment Advisory Agreement provides that the Adviser shall not be liable to the Fund or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder in connection with matters to which the Investment Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Adviser in the performance of its duties thereunder. In the case of administration services, the Adviser will be held to a normal standard of liability.

   The Agreement in no way restricts the Adviser from acting as investment manager or adviser to others.

   If the question of continuance of the Agreement (or adoption of any new Agreement) is presented to shareholders, continuance (or adoption) with respect to a Portfolio shall be effective only if approved by a majority vote of the outstanding voting securities of that Portfolio. If the shareholders of any one or more of the Portfolios should fail to approve the Agreement, the Adviser may nonetheless serve as an adviser with respect to any Portfolio whose shareholders approved the Agreement.

Administration

   The Adviser is responsible for providing certain administrative functions to the Fund and has entered into an Administration Agreement with Carillon Investments, Inc. ("CII") under which CII furnishes substantially all of such services for an annual fee of .20% of the average net assets of the Bond, Capital and Equity Portfolios, .10% of the average net assets of the Micro-Cap Portfolio, and .05% of the average net assets of the S&P 500 Index Portfolio. The fee is borne by the Adviser, not the Fund. Under the Administration Agreement, CII is obligated to provide persons for clerical, accounting, bookkeeping, administrative and other similar services, to supply office space, stationery and office supplies, and to prepare tax returns, reports to stockholders, and filings with the Securities and Exchange Commission and state securities authorities.

Service Agreement

   Under a Service Agreement between the Adviser and Union Central, Union Central has agreed to make available to the Adviser the services of certain employees of Union Central on a part-time basis for the purpose of better enabling the Adviser to fulfill its obligations to the Fund under the Agreement. Pursuant to the Service Agreement, the Adviser shall reimburse Union Central for all costs allocable to the time spent on the affairs of the Adviser by the employees provided by Union Central. In performing their services for the Adviser pursuant to the Service Agreement, the specified employees shall report and be solely responsible to the officers and directors of the Adviser or persons designated by them. Union Central shall have no responsibility for the investment recommendations or decisions of the Adviser. The obligation of performance under the Agreement is solely that of the Adviser and Union Central undertakes no obligation in respect thereto except as otherwise expressly provided in the Service Agreement. The Service Agreement was approved by the shareholders of the Equity, Bond and Capital Portfolios at a meeting held on March 20, 1992. The sole shareholder of the S&P 500 Index Portfolio approved the
Service Agreement on January 3, 1996.   The sole shareholder of
the Micro-Cap Portfolio approved the Service Agreement on December 10, 1997.

Securities Activities of Adviser

   Securities held by the Fund may also be held by Union Central or by other separate accounts or mutual funds for which the Adviser acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought by Union Central or by the Adviser or for one or more of its clients, when one or more other clients are selling the same security. If purchases or sales of securities for one or more of the Fund's Portfolios or other clients of the Adviser or Union Central arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund's Portfolios, Union Central, and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

   On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Fund (or for two or more Portfolios) with those to be sold or purchased for other accounts or companies in order to obtain more favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund Portfolio(s) and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Portfolio.


            DETERMINATION OF NET ASSET VALUE

   As described on page 12 of the Prospectus, the net asset value of shares of the Fund is determined once daily, Monday through Friday as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time), when there are purchases or redemptions of Fund shares, except: (i) when the New York Stock Exchange is closed (currently New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day); and (ii) any day on which changes in the value of the Portfolio securities of the Fund will not materially affect the current net asset value of the shares of a Portfolio.

   Securities held by the Portfolios, except for money market instruments maturing in 60 days or less, will be valued as follows: Securities which are traded on stock exchanges (including securities traded in both the over-the-counter market and on exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Securities traded only in the over-the-counter market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of trading on the New York Stock Exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

   Money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation); thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.


              PURCHASE AND REDEMPTION OF SHARES

   The Fund offers its shares, without sales charge, only to Union Central and its separate accounts. It is possible that at some later date the Fund may offer shares to other investors.

   The Fund is required to redeem all full and fractional shares of the Fund for cash at the net asset value per share. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which:
(a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of Portfolio securities or determination of the net asset value of a Portfolio is not reasonably practicable; and (c) the Securities and Exchange Commission by order permits postponement for the protection of shareholders.


                             TAXES

   Each Portfolio of the Fund will be treated as a separate entity for federal income tax purposes. Each Portfolio has qualified and has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio qualifies as a "regulated investment company" and complies with the provisions of the Code by distributing substantially all of its net income (both ordinary income and capital gain), the Portfolio will be relieved from federal income tax on the amounts distributed.

   In order to qualify as a regulated investment company, in each taxable year each Portfolio must, among other things: (a) derive at least 90 percent of its gross income from dividends, interest, payments with respect to loans of securities, and gains from the sale or other disposition of stocks or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude certain foreign currency gains) or other income (including, but not limited to, gains from options, futures, or forward contracts which are ancillary to the Portfolio's principal business of investing in stocks or securities or options and futures with respect to stocks or securities) derived with regard to its investing in such stocks, securities or currencies; and (b) derive less than 30 percent of its gross income from gains (without deduction for losses) realized on the sale or other disposition of any of the following held for less than three months: securities, options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) or certain foreign currencies. In order to meet the requirements noted above, the Fund may be required to defer disposing of certain options, futures contracts and securities beyond the time when it might otherwise be advantageous to do so. These requirements may also affect the Fund's investments in various ways, such as by limiting the Fund's ability to:(a) sell investments held for less than three months; (b) effect closing transactions on options written less than three months previously; (c) write options for a period of less than three months; and (d) write options on securities held for less than the long-term capital gains holding period. For a discussion of tax consequences to owners of annuity contracts, see the Prospectus for those contracts.

   The discussion of "Taxes" in the Prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service.


              PORTFOLIO TRANSACTIONS AND BROKERAGE

   The Adviser is primarily responsible for the investment decisions of each Portfolio, including decisions to buy and sell securities, the selection of brokers and dealers to effect the transactions, the placing of investment transactions, and the negotiation of brokerage commissions, if any. No Portfolio has any obligation to deal with any dealer or group of dealers in the execution of transactions in Portfolio securities. In placing orders, it is the policy of the Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of execution. While the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available.

   If the securities in which a particular Portfolio of the Fund invests are traded primarily in the over-the-counter market, where possible the Portfolio will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of Portfolio securities transactions of each Portfolio will consist primarily of brokerage commission or dealer or underwriter spreads.

   While the Adviser seeks to obtain the most favorable net results in effecting transactions in the Portfolio securities, brokers who provide supplemental investment research to the Adviser may receive orders for transactions by the Fund. Such supplemental research service ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector. If, in the judgment of the Adviser, the Fund will be benefited by such supplemental research services, the Adviser is authorized to pay commissions to brokers furnishing such services which are in excess of commissions which another broker may charge for the same transaction. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under its Investment Advisory Agreement. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. In some cases, the Adviser may use such supplemental research in providing investment advice to its other advisory accounts.

   During 1997, 29% of the Fund's total brokerage was allocated to brokers who furnish statistical data or research information. Brokerage commissions paid during 1997, 1996 and 1995 were $587,069, $475,382 and $349,679, respectively.


                      GENERAL INFORMATION

Capital Stock

   The Fund was incorporated in Maryland on January 30, 1984. The authorized capital stock of the Fund consists of one hundred and fifty million shares of common stock, par value ten cents ($0.10) per share. The shares of the authorized capital stock are currently divided into the following classes: Equity Portfolio consisting of forty million authorized shares; Capital Portfolio consisting of thirty million authorized shares; Bond Portfolio consisting of thirty million authorized shares; S&P 500 Index Portfolio consisting of thirty million authorized shares; and Micro-Cap Portfolio consisting of twenty million shares.

   The Board of Directors may change the designation of any Portfolio and may increase or decrease the number of authorized shares of any Portfolio, but may not decrease the number of authorized shares of any Portfolio below the number of shares then outstanding.

   Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Portfolio and, upon liquidation or dissolution, in net assets of such Portfolio remaining after satisfaction of outstanding liabilities.

Voting Rights

   In accordance with an amendment to the Maryland General Corporation Law, the Board of Directors of the Fund has adopted an amendment to its Bylaws providing that unless otherwise required by the Investment Company Act of 1940, the Fund shall not be required to hold an annual shareholder meeting unless the Board of Directors determines to hold an annual meeting. The Fund intends to hold shareholder meetings only when required by law and such other times as may be deemed appropriate by its Board of Directors.

   All shares of common stock have equal voting rights (regardless of the net asset value per share) except that on matters affecting only one Portfolio, only shares of the respective Portfolio are entitled to vote. The shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so and in such event the holders of the remaining shares would not be able to elect any directors.

   Matters in which the interests of all Portfolios are substantially identical (such as the election of directors or the approval of independent public accountants) will be voted on by all shareholders without regard to the separate Portfolios. Matters that affect all Portfolios but where the interests of the Portfolios are not substantially identical (such as approval of the Investment Advisory Agreement) would be voted on separately by each Portfolio. Matters affecting only one Portfolio, such as a change in its fundamental policies, are voted on separately by that Portfolio.

   Matters requiring separate shareholder voting by Portfolio shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Portfolio; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Fund.

   The phrase "a majority of the outstanding voting securities" of a Portfolio (or of the Fund) means the vote of the lesser of:
(1) 67% of the shares of the Portfolio (or the Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Portfolio (or the Fund).

   As noted in the Prospectus, Union Central currently has voting control of the Fund. With voting control, Union Central could make fundamental and substantial changes (such as electing a new Board of Directors, changing the investment adviser or advisory fee, changing a Portfolio's fundamental investment objectives and policies, etc.) regardless of the views of Contract Owners. However, under current interpretations of presently applicable law, Contract Owners are entitled to give voting instructions with respect to Fund shares held in registered separate accounts and therefore all Contract Owners would receive advance notice before any such changes could be made.

Additional Information

   This Statement of Additional Information and the Prospectus do not contain all the information set forth in the registration statement and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.


                   INDEPENDENT AUDITORS

   The financial statements of the Fund have been audited by Deloitte & Touche LLP, 1700 Courthouse Plaza NE, Dayton, Ohio 45402, independent auditors, whose report follows. The financial statements are included in this Statement of Additional Information in reliance upon the report of Deloitte & Touche LLP, given upon their authority as experts in auditing and accounting.

                         CARILLON FUND, INC.
                        FINANCIAL STATEMENTS
                    YEAR ENDED DECEMBER 31, 1997

Report of Independent Auditors

To the Board of Trustees and Shareholders of Carillon Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Carillon Fund, Inc., consisting of the Equity Portfolio, Capital Portfolio, Bond Portfolio and the S&P 500 Index Portfolio, as of December 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1997 and December 31, 1996, respectively, and financial highlights for the periods ended December 31, 1997, December 31, 1996 and December 31, 1995, respectively. These financial statements and financial highlights ("financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights presented for periods prior to December 31, 1995 were audited by other auditors.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the Funds' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 1997, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
Dayton, Ohio
February 12, 1998

CARILLON FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1997

                                                                 S&P 500
                           Equity       Capital      Bond        Index
                           Portfolio    Portfolio    Portfolio   Portfolio
                           ---------    ---------    ---------   ---------
ASSETS
Investments in securities,
 at value                  $330,299,046 $150,965,858 $98,239,839 $ 55,687,719
 (cost $259,127,836;
$142,221,876; $94,380,244;
 $43,705,163)
Cash                               ----         ----        ----          37
Receivables:
Shares sold                     277,598       58,316      93,459      214,644
Securities sold               6,147,350    1,005,213        ----         ----
Interest and Dividends          867,946    1,227,520   1,711,336       71,300
Prepaid expenses and other       25,213       14,032       7,211        3,151
                           ------------ ------------ ----------- ------------

                            337,617,153  153,270,939 100,051,845   55,976,851
                           ------------ ------------ ----------- ------------
LIABILITIES
Payables:
Investment securities
 purchased                    1,796,837    4,320,618        ----      338,866
Open forward currency
 contracts                         ----        1,256        ----         ----
Shares redeemed                    ----        2,921          58        1,808
Investment advisory fees        155,869       86,691      39,744       11,686
Custodial and portfolio
 accounting fees                 20,513       16,066      10,354        7,541
Professional fees                10,223       10,404       9,784       10,888
Bank overdraft                    2,500         ----        ----         ----
Variation margin                   ----         ----        ----          350
Other accrued expenses            3,751        3,113       2,156       11,043
Deferred compensation
for directors                      ----         ----      97,653         ----
                           ------------ ------------ ----------- ------------
                              1,989,638    4,441,069     159,749      382,182
                           ------------ ------------ ----------- ------------
NET ASSETS

Paid-in capital             220,719,673  132,294,897  94,656,867   41,736,548
Undistributed net
 investment income              231,700      541,406     264,047       39,665
Accumulated net realized
 gain/(loss) of              43,504,877    7,249,585   1,111,587    1,788,399
 investments and
 futures contracts
Net unrealized
 appreciation on             71,171,210    8,743,982   3,859,595   12,030,057
 investments and           ------------ ------------ ----------- ------------
 futures contracts
                           $335,627,460 $148,829,870 $99,892,096  $55,594,669
                           ------------ ------------ ----------- ------------
Shares authorized
($.10) par value             40,000,000   30,000,000  30,000,000   30,000,000

Shares outstanding           16,490,901   10,558,921   8,851,441    3,530,958

Net asset value,
 offering and
 redemption price              $20.35       $14.10       $11.29      $15.74
   per share


The accompanying notes are an integral part of the financial statement.

CARILLON FUND, INC.
STATEMENTS OF OPERATIONS
Year Ended December 31, 1997

                                                                S&P 500
                             Equity     Capital       Bond       Index
                           Portfolio   Portfolio   Portfolio   Portfolio
                           ----------- ----------- ----------- -----------
INVESTMENT INCOME
Interest                   $ 1,523,662 $ 6,383,812 $ 6,944,771 $   148,819
Dividends (net of
 foreign withholding
 taxes of $69,671;
 $25,812; $0; $4,344)        4,247,554   1,428,148         ---     705,234
                           ----------- ----------- ----------- -----------
                             5,771,216   7,811,960   6,944,771     854,053
                           ----------- ----------- ----------- -----------

EXPENSES
Investment advisory fees     1,731,351   1,058,086     427,729     129,253
Custodial fees and
 expenses                       78,173      42,679      24,972      14,854
Portfolio accounting fees       52,484      46,068      38,753      29,379
Professional fees               12,941      12,858      13,739      16,352
Director's fees                 12,361      12,361      11,938      12,676
Transfer agent fees              8,151       8,330       8,214       7,071
Registration and
 filing fees                     1,744         ---         ---       2,189
Other                           33,627      21,658      14,115       2,210
                           ----------- ----------- ----------- -----------
                             1,930,832   1,202,040     539,460     213,984
                           ----------- ----------- ----------- -----------
NET INVESTMENT INCOME        3,840,384   6,609,920   6,405,311     640,069
                           ----------- ----------- ----------- -----------
REALIZED AND
 UNREALIZED GAIN/(LOSS)
Net realized gain
 on investments             43,526,118   7,443,577   1,127,264   1,063,996
Net realized gain
 on futures contracts              ---         ---         ---     775,950
                           ----------- ----------- ----------- -----------
                            43,526,118   7,443,577   1,127,264   1,839,946

Net change in unrealized
appreciation/(depreciation)
of investments and
translation of assets and
liabilities in foreign
currencies                  10,788,049 (2,869,048)   1,821,402   9,001,133
Net change in unrealized
appreciation/
(depreciation) of
investments and
futures contracts
and translation on
assets and liabilities
in foreign currencies              ---         ---         ---      (1,950)
                           ----------- ----------- ----------- -----------
                            10,788,049 (2,869,048)   1,821,402   8,999,183
                           ----------- ----------- ----------- -----------

NET REALIZED AND
 UNREALIZED GAIN/(LOSS)     54,314,167   4,574,529   2,948,666  10,839,129

NET INCREASE IN
 NET ASSETS
 FROM OPERATIONS           $58,154,551 $11,184,449 $ 9,353,977 $11,479,198
                           =========== =========== =========== ===========

The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                               Equity Portfolio
                                            Year Ended December 31,

                                          1997           1996
                                          ------------   ------------
OPERATIONS
Net investment income                     $  3,840,384   $  4,176,431
Net realized gain on
 investments and futures                    43,526,118     34,227,538
Net change in unrealized
 appreciation/(depreciation)
 on investments                             10,788,049     17,468,047
                                          ------------   ------------
                                            58,154,551     55,872,016
                                          ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                       (4,343,382)    (3,889,965)
In excess of net investment income                          ----
Net realized gain on investments           (34,344,113)    (9,867,342)
                                          ------------   ------------
                                           (38,687,495)   (13,757,307)
                                          ------------   ------------
FUND SHARE TRANSACTIONS
Proceeds from shares sold                   27,675,023     41,762,282
Reinvestment of distributions               38,687,495     13,757,307
Payments for shares redeemed               (38,325,837)   (29,073,822)
                                          ------------   ------------
                                            28,036,681     26,445,767
                                          ------------   ------------

NET INCREASE IN NET ASSETS                  47,503,737     68,560,476

NET ASSETS
Beginning of year                          288,123,723    219,563,247
                                          ------------   ------------
End of year                               $335,627,460   $288,123,723
                                          ============   ============

FUND SHARE TRANSACTIONS
Sold                                         1,441,326      2,393,015
Reinvestment of distributions                2,276,903        809,878
Redeemed                                    (2,041,013)    (1,660,244)
                                          ------------   ------------
Net increase from fund
 share transactions                          1,677,216      1,542,649
                                          ============   ============

The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
TATEMENTS OF CHANGES IN NET ASSETS

                                               Capital Portfolio
                                            Year Ended December 31,

                                          1997          1996
                                          ------------   ------------
OPERATIONS
Net investment income                     $  6,609,920   $  6,684,340
Net realized gain on
 investments and futures                     7,443,577     12,459,745
Net change in unrealized
 appreciation/(depreciation) on
 investments and futures contracts,
 and translation of assets and
 liabilities in foreign currencies          (2,869,048)     1,990,613
                                          ------------   ------------
                                            11,184,449     21,134,698
                                          ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                       (7,176,810)    (6,050,397)
In excess of net investment income                           ----
Net realized gain on investments           (12,519,532)    (2,002,549)
                                          ------------   ------------
                                           (19,696,342)    (8,052,946)
                                          ------------   ------------
FUND SHARE TRANSACTIONS
Proceeds from shares sold                   12,291,701     17,130,822
Reinvestment of distributions               19,696,342      8,052,945
Payments for shares redeemed               (33,940,166)   (24,594,141)
                                          ------------   ------------
                                            (1,952,123)       589,626
                                          ------------   ------------

NET INCREASE/(DECREASE)IN NET ASSETS       (10,464,016)    13,671,378

NET ASSETS
Beginning of year                          159,293,886    145,622,508
                                          ------------   ------------
End of year                               $148,829,870   $159,293,886
                                          ============   ============

FUND SHARE TRANSACTIONS
Sold                                           867,273      1,199,385
Reinvestment of distributions                1,450,496        570,034
Redeemed                                    (2,414,218)    (1,729,493)

Net increase/(decrease) from fund
 share transactions                            (96,449)        39,926
                                          ============   ============


The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                 Bond Portfolio
                                             Year Ended December 31,

                                            1997          1996
                                            -----------   -----------
OPERATIONS
Net investment income                       $ 6,405,311   $ 5,766,633
Net realized gain/(loss)
 on investments and futures                   1,127,264     1,210,173
Net change in unrealized
 appreciation/(depreciation) on
 investments and futures contracts            1,821,402    (1,316,722)
                                            -----------   -----------
                                              9,353,977     5,660,084
                                            -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                        (5,860,151)   (6,340,623)
In excess of net investment income             (320,260)
Net realized gain on investments               (481,254)      ---
                                            -----------   -----------
                                             (6,341,405)   (6,660,883)
                                            -----------   -----------
FUND SHARE TRANSACTIONS
Proceeds from shares sold                    19,937,289    17,850,341
Reinvestment of distributions                 6,341,405     6,660,883
Payments for shares redeemed                (15,033,299)  (11,443,995)
                                            -----------   -----------
                                             11,245,395    13,067,229
                                            -----------   -----------
NET INCREASE IN NET ASSETS                   14,257,967    12,066,430
NET ASSETS
Beginning of year                            85,634,129    73,567,699
                                            -----------   -----------
End of year                                 $99,892,096   $85,634,129
                                            ===========   ===========
FUND SHARE TRANSACTIONS
Sold                                          1,786,820     1,633,803
Reinvestment of distributions                   575,269       621,662
Redeemed                                     (1,358,088)   (1,054,560)
                                            -----------   -----------
Net increase from fund
 share transactions                           1,004,001     1,200,905
                                            ===========   ===========



The accompanying notes are an integral part of the financial statements.


CARILLON FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                             S&P 500 Index Portfolio
                                             Year Ended December 31,
                                            1997          1996
                                            -----------   -----------
OPERATIONS
Net investment income                       $   640,069   $   349,515
Net realized gain on
 investments and futures                      1,839,946       218,750
Net change in unrealized
 appreciation/(depreciation) on
 investments and futures contracts            8,999,183     3,030,849
                                            -----------   -----------
                                             11,479,198     3,599,114
                                            -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                          (642,656)     (307,386)
Net realized gain on investments               (270,297)     ----
                                            -----------   -----------
                                               (912,953)     (307,386)
                                            -----------   -----------
FUND SHARE TRANSACTIONS
Proceeds from shares sold                    35,592,857    30,917,430
Reinvestment of distributions                   912,953       307,386
Payments for shares redeemed                (20,681,996)    (5,617,082)
                                            -----------   -----------
                                             15,823,814    25,607,734
                                            -----------   -----------

NET INCREASE IN NET ASSETS                   26,390,059    28,899,462
NET ASSETS
Beginning of year                            29,204,610       305,148
                                            -----------   -----------
End of year                                 $55,594,669   $29,204,610
                                            ===========   ===========

FUND SHARE TRANSACTIONS
Sold                                          2,463,755     2,850,416
Reinvestment of distributions                    66,017        26,989
Redeemed                                     (1,406,317)     (500,402)
                                            -----------   -----------
Net increase from fund
 share transactions                           1,123,455    2 ,377,003
                                            ===========   ===========

The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
SCHEDULE OF INVESTMENTS

DECEMBER 31, 1997

EQUITY PORTFOLIO

COMMON STOCKS - 90.63%                        SHARES/
                                              PRINCIPAL   VALUE
                                              ---------   ------------
BANKING & FINANCIAL SERVICE - 12.20%
Allied Capital Corporation                    $  30,571   $    680,204
Banco BHIF ADR                                  123,000      1,968,000
Banco Frances del Rio de la Plata S.A. ADR       86,000      2,354,250
Banco Latinoamericano
 De Exportaciones Sponsored ADR                  27,000      1,117,125
BankUnited Financial Corporation*               140,000      2,156,875
Charter One Financial, Incorporated              55,125      3,479,766
Chile Fund Incorporated                         100,000      1,781,250
Czech Republic Fund                             109,000      1,308,000
Deutsche Bank AG Sponsored ADR                   42,000      2,966,556
Duff & Phelps Credit Rating Company              65,000      2,640,625
FPIC Insurance Group Incorporated*              172,500      5,024,063
Fahnestock Viner Holdings CL-A                  150,000      2,615,625
First Bell Bancorp Incorporated                 100,000      1,900,000
Hamilton Bancorp Incorporated                   100,000      2,912,500
Jefferies Group, Incorporated                   100,000      4,093,750
Raymond James Financial Corporation              99,150      3,935,016
                                                          ------------
                                                            40,933,605
                                                          ------------
CAPITAL GOODS - 4.38%
AGCO Corporation                                 59,400      1,737,450
DT Industries, Incorporated                      50,000      1,700,000
Lindsay Manufacturing Company                   151,793      6,584,021
LSI Industries                                  100,000      1,825,000
Omniquip International, Incorporated            143,000      2,851,063
                                                          ------------
                                                            14,697,534
                                                          ------------
CONSUMER CYCLICAL - 12.98%
Breed Technologies, Incorporated                 63,000      1,149,750
CPAC, Incorporated                              200,000      2,050,000
Cemex SA - Spons ADR "B"                        200,000      2,123,578
Claire's Stores Incorporated                     50,000        971,875
D.R. Horton Incorporated                        150,000      2,606,250
Footstar Incorporated*                           85,000      2,284,375
Griffon Corporation*                            209,600      3,065,400
Kevco Incorporated*                             140,000      2,310,000
Maxwell Shoe Company Incorporated - A*          167,500      1,800,625
NCI Building Systems, Incorporated*              80,700      2,864,850
Quaker Fabric Corporation*                      100,000      1,962,500
Schult Homes                                     98,060      2,034,745
Southern Energy Home*                           217,000      1,736,000
Stanley Furniture Company                        91,900      2,561,713
Strattec Security Corporation*                  145,000      3,697,500
Supreme International Corporation*              162,500      2,031,250
Tarrant Apparel Group*                          140,000      2,187,500
Toll Brothers*                                   90,000      2,407,500
Winsloew Furniture, Incorporated*               188,300      2,730,350
VISX, Incorporated*                              45,000        995,625
                                                          ------------
                                                            43,571,386
                                                          ------------
CONSUMER NON-DURABLE - 8.95%
Charoen Pok Feedmill ADR                        100,000        706,140
Complete Management Incorporated*               175,000      2,450,000
Dairy Farm International
 Holdings Sponsored ADR                         200,000      1,079,995
Equity Marketing Incorporated*                  105,500      2,637,500
GT Bicycles, Incorporated*                      175,000      1,039,061
Gymboree Corporation*                            75,000      2,053,125
ICN Pharmaceuticals, Incorporated               106,600      5,203,413
IHOP Corporation*                                55,000      1,787,500
Lone Star Steakhouse*                            95,000      1,662,500
Lunar Corporation*                              100,000      2,050,000
National Health Investors, Incorporated          40,000      1,675,000
Orthofix International N.V.                     125,536      1,475,048
Schlotzsky's, Incorporated*                     156,900      2,294,663
Scientific Games Holdings Corporation*           72,600      1,470,150
Young Innovations, Incorporated*                136,000      2,448,000
                                                          ------------
                                                            30,032,095
                                                          ------------
ENERGY - 14.40%
Basin Exploration Incorporated*                  60,000      1,065,000
Bayard Drilling Technologies*                   125,000      2,031,250
Callon Petroleum Company*                       140,000      2,279,375
Cross Timbers Oil Company                       105,000      2,618,437
Domain Energy Corporation*                      175,000      2,756,250
Giant Industries, Incorporated                  205,000      3,895,000
Global Industries, Incorporated*                100,000      1,700,000
Gulf Island Fabrication, Incorporated           103,000      2,060,000
KCS Energy Incorporated                         104,000      2,158,000
Marine Drilling Company, Incorporated*          110,000      2,282,500
Maverick Tube Corporation                        45,000      1,111,563
Offshore Logistics Incorporated*                120,000      2,565,000
OYO Geospace Corporation*                        20,000        377,500
Parker Drilling Company*                        120,000      1,462,500
Plains Resources, Incorporated*                 119,500      2,053,906
Pride International Incorporated                 80,000      2,020,000
Southern Mineral Corporation*                   350,000      1,925,000
St. Mary Land & Exploration                      20,000        700,000
Stone Energy Corporation*                        63,000      2,110,500
Unifab International Incorporated*              155,000      2,983,750
Vastar Resources Incorporated*                   50,000      1,787,500
YPF S.A.  Sponsored ADR                         145,400      4,970,863
Zeigler Coal Holding Company                     87,000      1,419,188
                                                          ------------
                                                            48,333,082
                                                          ------------
MANUFACTURING - 14.17%
AEP Industries, Incorporated*                     3,950        121,956
BWAY Corporation*                               165,000      3,774,375
Bayer A G Sponsored ADR*                         75,000      2,803,043
Buckeye Technologies Incorporated*               51,000      2,358,750
Carbide Graphite Group Incorporated*            130,000      4,387,500
Elamex SA De CV                                 100,600        754,500
Fibermark, Incorporated*                        115,000      2,472,500
Giant Cement Holding Incorporated*               58,500      1,352,813
Greif Brothers Corporation                       82,800      2,773,800
Intermet Corporation                            125,000      2,187,500
Matthews International Corporation               77,000      3,388,000
Medusa Corporation                               80,300      3,357,544
Minorco Sponsored ADR                            90,000      1,507,500
Mueller Industries*                              50,000      2,950,000
Northwest Pipe Company*                         125,800      3,019,200
Sybron Chemicals, Incorporated*                  65,200      2,184,200
Tubos De Acero De Mex SA*                        50,000      1,081,250
Triangle Pacific Corporation*                    92,500      3,133,438
York Group, Incorporated                        162,000      3,948,750
                                                          ------------
                                                            47,556,619
                                                          ------------
REAL ESTATE - 10.95%
Associated Estates Realty Corporation           105,000      2,487,188
City Developments Limited ADR                   250,000      1,157,298
Commercial Net Lease Realty                      99,300      1,774,988
Equity Residential Properties Trust              46,000      2,325,875
Healthcare Realty Trust                          96,400      2,789,575
Health & Retirement Property Trust               75,000      1,500,000
Hospitality Properties Trust                     64,000      2,104,000
IRT Property Company                             82,000        968,625
Lexington Corporation Property                  100,000      1,543,750
Merry Land & Investment Company                 115,000      2,630,625
Mid-America Apartment Communities                80,000      2,285,000
Oasis Residential Incorporated                   58,000      1,294,125
Omega Healthcare Investors, Incorporated         30,000      1,158,750
Pacific Gulf Properties                          74,000      1,757,500
Parkway Properties Incorporated                  42,000      1,441,125
RFS Hotel Investors Incorporated                 90,000      1,794,375
Trinet Corporate Realty Trust Incorporated       80,000      3,095,000
United Dominion Realty Trust Incorporated       168,000      2,341,500
Winston Hotels, Incorporated                    175,000      2,296,875
                                                          ------------
                                                            36,746,174
                                                          ------------
SERVICE - 1.00%
Devon Group, Incorporated*                       73,000      3,358,000

TECHNOLOGY - 6.43%
AFC Cable Systems Incorporated*                 125,000      3,718,750
Axiohm Technology*                               11,438        194,446
Cybex Corporation*                              160,000      3,920,000
Nam Tai Electronics, Incorporated               250,000      3,734,375
Performance Technologies Incorporated*          115,500      1,674,750
Recoton Corporation*                            163,000      2,200,500
Vertex Communications Corporation*               80,000      1,930,000
Vtech Holdings Limited                          142,900      4,214,178
                                                          ------------
                                                            21,586,999
                                                          ------------
TRANSPORTATION - 5.17%
ASA Holdings Incorporated                        48,000      1,365,000
Comair Holdings Incorporated                    187,500      4,523,438
Illinois Central Corporation CL A                82,500      2,810,156
Landstar, Incorporated*                          90,000      2,373,750
Midwest Express Holdings*                        97,500      3,784,219
Trico Marine Services*                           85,000      2,496,875
                                                          ------------
                                                            17,353,438
                                                          ------------
Total Common Stocks (cost $ 232,995,606)                   304,168,932
                                                          ------------
SHORT-TERM INVESTMENTS - 7.78%
                                              PRINCIPAL   VALUE
                                              ---------   -----
VARIABLE RATE DEMAND NOTES<FN1> - 1.07%
American Family (5.639% due 01/01/98)           502,036   $    502,036
General Mills (5.327% due 01/01/98)             353,000        353,000
Johnson Controls (5.327% due 01/01/98)          608,058        608,058
Pitney Bowes (5.327% due 01/01/98)              408,068        408,068
Sara Lee (5.322% due 01/01/98)                  985,783        985,783
Warner Lambert (5.489 due 01/01/98)             581,180        581,180
Wisconsin Electric (5.487% due 01/01/98)        161,892        161,892
                                                          ------------
                                                             3,600,017
                                                          ------------
FEDERAL HOME LOAN
 MORTGAGE CORPORATION - 1.56%
(5.800% due 06/12/98)                         1,500,000   $  1,500,676
(5.760% due 07/08/98)                         3,740,000      3,740,710
                                                          ------------
                                                             5,241,386
                                                          ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION- .89%
(5.710% due 06/23/98)                         3,000,000      3,000,339
                                                          ------------
FEDERAL HOME LOAN BANK - 1.14%
(6.200% due 06/10/98)                          1,100,000     1,102,363
(5.390% due 02/11/98)                          1,500,000     1,490,792
 5.135% due 03/02/98)                          1,250,000     1,247,977
                                                          ------------
                                                             3,841,132
                                                          ------------
FEDERAL FARM CREDIT BANK - .60%
(5.750% due 07/01/98)   2,000,000                            2,000,302


COMMERCIAL PAPER - 2.52%
CSX Corporation (5.950% due 02/06/98)         2,500,000      2,485,125
Du Pont E I De Nemours (5.500% due 04/02/98)  2,000,000      1,972,194
Ford Motor Credit (5.690% due 01/27/98)       2,000,000      1,991,781
Hertz Corporation (5.560% due 01/08/98)       2,000,000      1,997,838
                                                          ------------
                                                             8,446,938
                                                          ------------
Total Short-Term Investments
 (cost $26,132,230)                                         26,130,114
                                                          ------------

TOTAL INVESTMENTS - 98.41%
 (cost $259,127,836) <FN2>                                 330,299,046

OTHER ASSETS AND LIABILITIES - 1.59%                         5,328,414
                                                          ------------
TOTAL NET ASSETS - 100%                                   $335,627,460
                                                          ============
____________
Non-income producing
(ADR) American Depository Receipt

<FN1>   Interest rates vary periodically based on current market rates.  The maturity shown for each variable rate demand note is the later of the next scheduled interest rate adjustment date or the date on which principal can be recovered through demand. Information as of December 31, 1997.
<FN2>   Represents cost for Federal income tax purposes. Gross unrealized appreciation and depreciation of securities at December 31, 1997 for financial reporting purposes was $84,920,427 and $13,749,217.


The accompanying notes are an integral part of the financial statements.

Carillon Fund, Inc.
Schedule of Investments
DECEMBER 31, 1997

CAPITAL PORTFOLIO

COMMON STOCKS - 37.14%                        SHARES/
                                              PRINCIPAL   VALUE
                                              ---------   ------------
BANKING & FINANCIAL SERVICE - 9.27%
AFP Provida S.A.*                             $  48,400   $    825,825
Allied Capital Corporation                       36,685        816,240
Banco BHIF ADR                                   73,000      1,168,000
Banco Frances del Rio de la Plata S.A. ADR       35,000        958,125
Chile Fund                                       55,000        979,688
Fahnestock Viner Holdings Class-A                70,000      1,220,625
FPIC Insurance Group Incorporated*               65,000      1,893,125
Hyperion 1999 Term Trust                        300,000      2,081,250
Income Opportunity Fund 1999                    100,000        956,250
Income Opportunity Fund 2000                     88,500        851,813
New Germany Fund                                 81,597      1,101,560
Templeton Global Income Fund                    125,000        937,500
                                                          ------------
                                                            13,790,001
                                                          ------------
CAPITAL GOOD - 2.17%
AGCO Corporation                                 37,000      1,082,250
Lindsay Manufacturing, Company                   49,362      2,141,077
                                                          ------------
                                                             3,223,327
                                                          ------------
CONSUMER CYCLICAL - 1.86%
Griffon Corporation*                             55,000        804,375
NCI Building Systems Incorporated*               35,000      1,242,500
Winsloew Furniture Incorporated*                 49,800        722,100
                                                          ------------
                                                             2,768,975
                                                          ------------
CONSUMER NON-DURABLE - 2.38%
GT Bicycles Incorporated*                        80,000        475,000
Complete Management, Incorporated*               57,000        798,000
ICN Pharmaceuticals, Incorporated                27,000      1,317,938
Gymboree Corporateion*                           33,000        903,375
Orthofix International N.V.*                      4,000         47,000
                                                          ------------
                                                             3,541,313
                                                          ------------
ENERGY - 6.33%
Basin Exploration Incorporated*                  44,000        781,000
Callon Petroleum Company*                        35,000        569,844
Cross Timbers Oil Company                        27,450        684,534
Domain Energy Corporation*                       48,000        756,000
Giant Industries Incorporated                    87,400      1,660,600
Gulf Island Fabrication, Incorporated            40,000        800,000
Pride International Incorporated*                46,000      1,161,500
Unifab International Incorporated*               50,000        962,500
YPF S.A. Sponsored ADR                           60,000      2,051,250
                                                          ------------
                                                             9,427,228
                                                          ------------
MANUFACTURING - 4.78%
AEP Industries, Incorporated*                     6,331        195,470
Bway Corporation                                 61,800      1,413,675
Carbide Graphite Group*                          40,000      1,350,000
De Beers Centenary AG ADR                        32,000        654,000
Northwest Pipe Company*                          74,600      1,790,400
Royal Oak Mines Incorporated*                   125,000        195,313
York Group Incorporated                          62,000      1,511,250
                                                          ------------
                                                             7,110,108
                                                          ------------
REAL ESTATE - 6.51%
Associated Estates Realty  Corporation           50,000      1,184,375
City Developments Limited ADR                    95,000        439,770
Equity Residential Properties Trust              19,500        985,964
Merry Land & Investment Company                  60,000      1,372,500
Mid-America Apartment Communities                40,000      1,142,500
Pacific Gulf Properties                          43,500      1,033,125
Trinet Corporate Realty Trust                    32,000      1,238,000
United Dominion Realty Trust                     75,000      1,045,313
Winston Hotels Incorporated                      95,000      1,246,875
                                                          ------------
                                                             9,688,422
                                                          ------------
TECHNOLOGY - 2.82%
AFC Cable Systems, Incorporated                  23,750        706,563
Axiohm Technology*                                5,420         92,140
Cybex Corporation*                               20,000        490,000
Nam Tai Electronics                              57,333        856,412
Vertex Communications Corporation*               34,100        822,663
Vtech Holdings Limited                           42,000      1,238,597
                                                          ------------
                                                             4,206,375
                                                          ------------
TRANSPORTATION - 1.01%
Trico Marine Services*                           51,000      1,498,125

Total Common Stocks (cost $47,441,092)                      55,253,874
                                                          ------------
FOREIGN COMMON STOCK - 1.23%

NORWAY - .69%
Petrolia Drilling ASA*                          200,000      1,025,476
                                                          ------------
MALAYSIA - .54%
Bumi Armada Berhad*                             500,000        319,857
Road Builder Holdings BHD*                      748,000        480,500
                                                          ------------
                                                               800,357
                                                          ------------
Total Foreign Common Stock (cost $2,216,981)                 1,825,833
                                                          ------------
PREFERRED STOCK - .32%

MANUFACTURING - .32%
Freeport McMoRan Copper & Gold Series            20,000        480,000
                                                          ------------
Total Preferred Stock (cost $ 709,838)                         480,000
                                                          ------------
U.S. TREASURY OBLIGATIONS - 15.42%

7.875% due 04/15/98                             500,000        503,438
5.750% due 12/31/98                           2,000,000      2,002,500
5.500% due 02/28/99                           1,000,000        998,125
6.000% due 10/15/99                           5,900,000      5,933,188
7.500% due 11/15/01                             500,000        530,313
6.375% due 08/15/02                           1,750,000      1,795,391
5.750% due 08/15/03                           3,000,000      3,002,814
5.875% due 02/15/04                             100,000        100,906
7.250% due 05/15/04                           2,000,000      2,158,750
7.875% due 11/15/04                           5,300,000      5,924,408
                                                          ------------
Total U.S. Treasury Obligations ($22,139,588)               22,949,833
                                                          ------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 11.30%

FEDERAL HOME LOAN MORTGAGE CORPORATION- 3.43%
1662 H  (6.250% due 01/15/09)                   760,362        752,895
1442 FA (5.730% due 11/15/07)                 1,000,000        994,474
1559 VP (5.500% due 02/15/20)                 1,700,000      1,662,940
1399 PAC (7.000% due 09/15/22)                  596,484        591,105
1631 SB (5.850% due 12/15/23)                 1,450,000      1,102,520
                                                          ------------
                                                             5,103,934
                                                          ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION- 6.52%
Remic 93-12 ED
(7.500% due 02/25/06)                         1,645,000      1,714,048
Remic 92-117 J
(7.500% due 07/25/20)                         1,000,000      1,014,325
Remic 93-127 FA
(5.130% due 10/25/21)                         1,000,000        962,832
Remic 92-66 F
(6.218% due 05/25/22)                           804,241        808,434
Remic 1993-163 PN
(7.000% due 07/25/07)                         1,500,000      1,548,003
Remic 92-112 E
(8.000% due 12/25/20)                         1,500,000      1,551,392
Remic 93-119 SB
(6.807% due 07/25/23)                         2,572,882      2,103,962
                                                          ------------
                                                             9,702,996
                                                          ------------
PRIVATE SECTOR - 1.35%
Prudential Home Mortgage Securities
 (7.500% due 07/25/10)                          493,830        501,702
SLMA Med Term Note (5.850% due 06/10/98)      1,500,000      1,502,277
                                                          ------------
                                                             2,003,979
                                                          ------------
Total Collateralized Mortgage Obligations
 (cost $16,455,259)                                         16,810,909
                                                          ------------

MORTGAGE-BACKED SECURITIES - 2.95%

FEDERAL HOME LOAN MORTGAGE CORPORATION - .75%
7.500% due 06/01/07                              36,785         37,203
9.500% due 10/01/08                             182,147        193,299
8.250% due 03/01/12                              93,943         96,931
8.500% due 03/01/16                              88,054         92,128
7.500% due 07/01/17                              32,324         33,028
11.000% due 04/01/19                             41,157         46,374
11.000% due 11/01/19                             52,944         59,656
11.000% due 05/01/20                            173,444        195,336
11.000% due 06/01/20                            326,695        368,287
                                                          ------------
                                                             1,122,242
                                                          ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -1.91%
10.00% due 02/01/04                               2,064          2,197
9.500% due 09/01/05                             116,671        122,113
9.000% due 11/01/05                              36,130         37,706
7.500% due 03/25/07                           1,200,000      1,241,510
8.000% due 05/01/07                             116,876        120,950
5.500% due 01/01/09                             799,034        776,302
5.500% due 04/01/09                             554,612        537,769
                                                          ------------
                                                             2,838,547
                                                          ------------
GOVERNMENT NATIONAL
MORTGAGE ASSOCIATION - .29%
9.000% due 11/15/16                               88,798        97,055
10.500% due 11/20/19                             200,083       218,882
9.000% due 12/15/19                              100,639       109,626
                                                          ------------
                                                               425,563
                                                          ------------
Total Mortgage-Backed Securities
 (cost $4,227,599)                                           4,386,352
                                                          ------------
CORPORATE BONDS AND NOTES - 9.83%

COMMUNICATIONS AND MEDIA - 1.70%
Lowen Group International, Inc.
 (8.2500% due 04/15/03)                         900,000        953,221
MCI Communications Corp. Sr. Notes
 (7.500% due 08/20/04)                        1,500,000      1,573,770
                                                          ------------
                                                             2,526,991
                                                          ------------
FINANCE COMPANY - .95%
Hutchison Whampoa (6.950% due 08/01/07)       1,500,000      1,413,390

REAL ESTATE - .35%
GE Capital Mortgage Services, Inc.
 (6.000% due 08/25/09)                          534,970        515,188

FINANCIAL SERVICES - .85%
Indah Kiat Sr. Notes (10.000% due 07/01/07)   1,500,000      1,260,000

ELECTRIC - .81%
New Orleans Public Service Notes
 (8.670% due 04/01/05)                        1,200,000      1,211,940

MISCELLANEOUS - 3.31%
Enersis (6.600% due 12/01/26)                 1,500,000      1,521,043
Gulf Canada Res (8.350% due 08/01/06)         1,500,000      1,658,242
News American Holdings (8.500% due 02/15/05)  1,600,000      1,753,409
                                                          ------------
                                                             4,932,694
                                                          ------------
STEELS AND METALS - 1.12%
Pohang Iron & Steel Notes
 (7.125% due 11/01/06)                        2,250,000      1,662,435

TELECOMMUNICATION - .74%
TCI Communications Incorporated
 (8.650% due 09/15/04)                        1,000,000      1,098,802
                                                          ------------

Total Corporate Bonds and Notes
(cost $ 14,464,404)                                         14,621,440
                                                          ------------

SHORT-TERM INVESTMENTS - 23.26%

COMMERCIAL PAPER - 7.43%
Ford Motor Credit Corporation
 (5.510% due 01/30/98)                        1,000,000        995,561
Du Pont E I De Nemours
 (5.500% due 03/03/98)                        2,000,000      1,981,361
Du Pont E I De Nemours
 (5.470% due 06/04/98)                        1,500,000      1,464,901
General Electric Capital
 ( 5.510% due 04/03/98)                       2,000,000      1,971,838
Lockheed Martin Corporation
 (5.810% due 02/23/98)                        2,000,000      1,982,893
Tryon Mortgage Funding (6.350% due 05/20/01)    699,146        697,713
Walt Disney Company (5.430% due 04/13/98)     2,000,000      1,969,230
                                                          ------------
                                                            11,063,497
                                                          ------------
VARIABLE RATE DEMAND NOTES <FN1> - 3.47%
American Family Financial Services
 (5.639% due 01/01/98)                        2,593,144      2,593,144
General Mills (5.327% due 01/01/98)             150,238        150,238
Johnson Controls (5.327% due 01/01/98)          546,000        546,000
Pitney-Bowes (5.327% due 01/01/98)               70,159         70,159
Warner Lambert (5.489% due 01/01/98)          1,584,684      1,584,684
Wisconsin Electric Power Company
 (5.487% due 01/01/98)                          226,000        226,000
                                                          ------------
                                                             5,170,225
                                                          ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.02
(5.840% due 06/18/98)                         1,500,000      1,501,015
(5.710% due 06/23/98)                         3,000,000      3,000,339
                                                          ------------
                                                             4,501,354
                                                          ------------
FEDERAL HOME LOAN
MORTGAGE CORPORATION - 1.54%
(5.885% due 05/29/98)                         2,285,000      2,286,661
                                                          ------------
FEDERAL HOME LOAN BANK - 7.80%
(5.720% due 06/23/98)                         2,000,000      2,000,278
(5.390% due 02/11/98)                         2,000,000      1,987,723
(5.135% due 03/02/98)                         1,500,000      1,497,573
(6.015% due 06/05/98)                         2,000,000      2,002,610
(6.010% due 05/15/98)                         2,000,000      2,002,162
(5.580% due 03/18/98)                         2,150,000      2,125,534
                                                          ------------
                                                            11,615,880
                                                          ------------
Total Short-Term Investments
 (cost $34,638,561)                                         34,637,617
                                                          ------------
TOTAL INVESTMENTS - 101.45%
 (cost $142,221,878)<FN2>                                  150,965,858
                                                          ------------
OTHER ASSETS AND LIABILITIES - (1.45%)                      (2,135,988)

TOTAL NET ASSETS - 100%                                   $148,829,870

___________________
*Non-Income producing
(ADR) American Depository Receipt



Open Foward Currency Contracts
                                     U.S.
                                     Dollar    Unrealized
                           Contract  Contract  Appreciation   Delivery
                           Price     Value    (Depreciation)  Date
                           --------  -------- --------------  --------
Liabilities
 Malaysian Ringgit (buy)   3.7023    $34,344  $ (1,531)       01/02/98
 Malaysian Ringgit (buy)   3.9500    $14,202       275        01/08/98
                                     -------  --------
                                     $48,546  $ (1,256)
                                     =======  ========

<FN1>   Interest rates vary periodically based on current market rates.
Rates shown are as of December 31, 1997. The maturity shown for each variable rate demand note is the later of the next scheduled interest rate adjustment date or the date on which principal can be recovered through demand. Information shown is as of December 31, 1997.

<FN2>   Represents cost for Federal income tax purposes. Gross unrealized appreciation and depreciation of securities at December 31, 1997 for financial reporting purposes was $12,576,088 and $3,832,106 respectively.

The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
SCHEDULE OF INVESTMENTS

December 31, 1997

BOND PORTFOLIO

U.S. TREASURY OBLIGATIONS - 30.69%             SHARES/
                                               PRINCIPAL   VALUE
                                               ----------  -----------
U.S. TREASURY BOND - 2.00%
6.000% due 02/15/26                            $2,000,000  $ 1,997,500
                                                           -----------
U.S. TREASURY NOTES - 24.26%
6.000% due 10/15/99                             4,000,000    4,022,500
6.750% due 04/30/00                             2,000,000    2,045,626
7.750% due 02/15/01                             2,500,000    2,645,312
5.625% due 02/28/01                             2,000,000    1,996,250
5.875% due 11/15/05                             5,000,000    5,026,564
7.000% due 07/15/06                             5,000,000    5,398,439
6.250% due 02/15/07                             3,000,000    3,096,564
                                                           -----------
                                                            24,231,255
                                                           -----------
U.S. TREASURY STRIPS - 4.43%
0.000% due 02/15/00                             3,250,000    2,885,610
0.000% due 08/15/02                             2,000,000    1,539,900
                                                           -----------
                                                             4,425,510
                                                           -----------
Total U.S. Treasury Obligations
 (cost $29,576,632)                                         30,654,265
                                                           -----------
MORTGAGE-BACKED SECURITIES - 2.53%

FEDERAL HOME LOAN MORTGAGE CORPORATION - .80%
7.500% due 02/01/02                                32,205       32,960
9.500% due 04/01/05                                62,862       66,162
7.500% due 06/01/07                                80,959       81,879
11.000% due 05/01/10                                8,956        9,921
12.500% due 08/01/10                               15,184       17,300
8.000% due 11/01/16                                45,606       47,130
9.500% due 02/01/18                                75,034       79,957
6.500% due 07/01/23                               463,769      460,644
                                                           -----------
                                                               795,953
                                                           -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.59%
12.000% due 04/01/00                               24,642       26,507
9.000% due 08/01/01                                41,749       43,615
8.500% due 01/01/02                                39,992       41,530
10.500% due 06/01/04                               10,259       10,923
10.500% due 05/01/05                              175,883      187,261
6.500% due 06/01/08                             1,015,731    1,019,693
8.000% due 08/01/17                               247,904      256,581
                                                           -----------
                                                             1,586,110
                                                           -----------
GOVERNMENT NATIONAL
MORTGAGE ASSOCIATION - .14%
11.000% due 03/15/10                               59,437       65,177
9.000% due 05/15/20                                75,023       80,229
                                                           -----------
                                                               145,406
                                                           -----------
Total Mortgage-Backed Securities
 (cost $2,454,904)                                           2,527,469
                                                           -----------
COLLATERALIZED MORTGAGE OBLIGATIONS - 4.89%
FEDERAL HOME LOAN
 MORTGAGE CORPORATION - 3.19%
59-E  (8.900% due 11/15/20)                     1,054,610    1,104,963
106-G (8.250% due 12/15/20)                     1,000,000    1,055,437
1770-B (8.250% due 01/15/24)                    1,000,000    1,022,232
                                                           -----------
                                                             3,182,632
                                                           -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - .18%
Remic 1988-30-D (9.500% due 12/25/18)             170,221      182,797
                                                           -----------
PRIVATE SECTOR - 1.52%
Securitized Asset Sales, Inc.1993-2 B2
(6.500% due 07/25/08)                             286,716      283,044
CMC  Securities Corp. 1993-E1E
(0.000% due 12/25/08)                             355,703      274,617
Country Wide Mortgage-Backed Securities, Inc.
1994-8 B1  (6.000% due 03/01/09)                  825,588      796,949
Capstead Mortgage Securities Corp. C-4
(10.950% due 02/01/14)                            168,896      168,153
                                                           -----------
                                                             1,522,763
                                                           -----------
Total Collateralized Mortgage Obligations
  (cost $5,516,151)                                          4,888,192
                                                           -----------
OTHER STRUCTURED SECURITIES - 6.25%

OTHER STRUCTURED - 6.25%
Chase Commercial Mortgage Sec.
(6.600% due 12/19/07)                           2,609,885    2,488,369
Life Financial Home Loan Trust
(9.090% due 04/25/24)                           2,000,000    2,017,500
NSCOR 1996-5 B1
(8.00% due 11/25/26)                            1,648,468    1,735,013
                                                           -----------
Total Other Structured Securities
 (cost $ 6,221,882)                                          6,240,882
                                                           -----------

CORPORATE BONDS AND NOTES - 49.70%

AIR TRANSPORTATION - 2.18%
Continental Airlines
(7.820% due 10/15/13)                             980,392    1,047,245
NWA Trust No. 2 Class B
(10.230% due 06/21/14)                            926,153    1,133,696
                                                           -----------
                                                             2,180,941
                                                           -----------
BANK & BANK HOLDING COMPANIES - 5.35%
Ahmanson Capital Trust
(8.360% due 12/01/26)                           1,500,000    1,590,316
Nationsbank Corp. Notes
(7.625% due 04/15/05)                           1,000,000    1,066,138
Svenska Handelsbanken
(7.125% due 03/07/07)                           1,000,000    1,032,091
Zions Trust (8.536% due 12/15/26)               1,500,000    1,655,704
                                                           -----------
                                                             5,344,249
                                                           -----------
ENVIRONMENTAL SERVICES - 1.10%
Allied Waste North America
(10.250% due 12/01/06)                          1,000,000    1,097,500
                                                           -----------
FINANCE COMPANIES - .80%
Arcadia Financial
(11.500% due 03/15/07)                            800,000      808,000
                                                           -----------
FOOD, BEVERAGE, & TOBACCO - 2.60%
Great American Cookie Company
(10.875% due 01/15/01)                            500,000      511,250
Nabisco Inc.  (7.550% due 06/15/15)             1,000,000    1,062,078
RJR Nabisco, Inc. (7.625% due 09/15/03)         1,000,000    1,020,490
                                                           -----------
                                                             2,593,818
                                                           -----------
FOREIGN SOVEREIGN - 1.01%
Republic Of South Africa Notes
(8.375% due 10/17/06)                           1,000,000    1,005,000
                                                           -----------
GAMING INDUSTRY - 4.08%
Alliance Gaming (10.000% due 08/01/07)          1,000,000    1,001,250
Argosy Gaming (13.2500% due 06/01/04)           1,000,000    1,045,000
Casino Magic of Louisiana
(13.000% due 08/15/03)                          1,000,000      960,000
Empress River Casino Finance Corp.
(10.750% due 04/01/02)                          1,000,000    1,075,000
                                                           -----------
                                                             4,081,250
                                                           -----------
GAS DISTRIBUTION - .90%
All Star Gas Corp. (7.000% due 07/15/04)        1,000,000      900,000
                                                           -----------
INSURANCE - 6.62%
Berkley (W.R.) Corp.
(9.875% due 05/15/08)                             500,000      621,608
Conseco Finance (8.796% due 04/01/27)           1,500,000    1,684,019
Farmers Insurance Exhange
(8.500% due 08/01/04)                           1,000,000    1,097,659
Leucadia National Corp.
(8.250% due 06/15/05)                           1,000,000    1,071,378
Prudential Ins. Surplus Notes
(8.100% due 07/15/15)                           1,000,000    1,070,129
USF&G Capital  (8.470% due 01/10/27)            1,000,000    1,064,514
                                                           -----------
                                                             6,609,307
                                                           -----------
MANUFACTURING - 2.01%
International Knife & Saw Corp.
(11.375% due 11/15/06)                          1,000,000    1,080,000
International Wire Group Inc.
(11.750% due 06/01/05)                            500,000      547,500
Terex Corp. Sr. Sec. Notes
(13.250% due 05/15/02)                            332,000      378,480
                                                           -----------
                                                             2,005,980
                                                           -----------
MEDIA & CABLE - 5.54%
Adelphia Communications
(12.500% due 05/15/02)                            260,000      275,600
CF Cable TV Inc. (9.125% due 07/15/07)          1,000,000    1,080,000
Continental Cablevision
(8.300% due 05/15/06)                           1,000,000    1,092,690
Jones Intercable, Inc. (8.875% due 04/01/07)      500,000      522,500
Peoples Choice TV (0.000% due06/01/04)          1,000,000      330,000
Spanish Broadcasting Systems
(11.000% due 03/15/04)                          1,000,000    1,100,000
Turner Broadcasting Sr Notes
(8.110% due 8/15/06)                            1,000,000    1,133,791
                                                           -----------
                                                             5,534,581
                                                           -----------
MEDIA CONGLOMERATE - 3.85%
News American Holdings
(9.250% due 02/01/13)                           1,000,000    1,197,531
Time Warner Inc.
(8.110% due 08/15/06)                           1,000,000    1,627,900
Viacom Inc Senior Notes
(7.750% due 06/01/05)                           1,000,000    1,020,183
                                                           -----------
                                                             3,845,614
                                                           -----------
MISCELLANEOUS CORPORATE SERVICES - 1.08%
Neodata Services Misc. Corp. Ser.
(12.000% due 05/01/03)                          1,000,000    1,075,000
                                                           -----------
OIL & GAS - DOMESTIC - .53%
Penzoil Company  (9.625% due 11/15/99)            500,000      528,250
                                                           -----------
OIL & GAS - SERVICES - 2.78%
Mitchell Energy Development Corp.
(6.750% due 02/15/04)                           1,750,000    1,760,244
PDV America, Inc. (7.750% due 08/01/00)         1,000,000    1,019,924
                                                           -----------
                                                             2,780,168
                                                           -----------
PAPER & FOREST PRODUCT - 1.37%
Indah Kiat Sr. Notes (10.000% due 07/01/07)     1,000,000      840,000
Westvaco Corp. (10.300% due 01/15/19)             500,000      529,600
                                                           -----------
                                                             1,369,600
                                                           -----------
RETAIL - .51%
Pamida Inc. Senior Notes
(11.750% due 03/15/03)                            500,000      510,000
                                                           -----------
STEELS & METALS - .50%
Gulf States Steel 1st Mortgage
(13.500% due 04/15/03)                            500,000      495,000
                                                           -----------
SUPERMARKET - .48%
Pueblo Xtra International
(9.500% due 08/01/03)                             500,000      475,000
                                                           -----------
TELECOMMUNICATIONS - 6.41%
360 Communications Sr. Notes
(7.500% due 03/01/06)                           1,500,000    1,557,390
Call-Net Enterprises
(0.000% due 12/01/04)                           1,250,000    1,139,061
Crown Castle Sr. Notes
(0.000% due 11/15/07)                           1,000,000      622,500
Dobson Communications Sr. Notes
(11.750% due 04/15/07)                          1,000,000    1,056,250
Nextel Communications, Inc.
(0.000% due 09/15/07)                           1,500,000      945,000
Talton Holdings Inc. Sr. Notes
(11.000% due 06/30/07)                          1,000,000    1,085,000
                                                           -----------
                                                             6,405,201
                                                           -----------
Total Corporate Bonds and Notes
 (cost $46,701,161)                                         49,644,459
                                                           -----------
COMMON STOCKS -  .03%

ENERGY - .03%
Pioneer Natural Resources                             916       26,507
                                                           -----------
Total Common Stocks (cost $ 24,339)                             26,507
                                                           -----------

WARRANTS AND RIGHTS - 0.00%

RETAIL-FOOD - 0.00%
Great American Cookie Warrants                         90          900
                                                           -----------
TECHNOLOGY - .00%
Terex Corporation Appreciation Rights               4,000           40
                                                           -----------
Total Warrants and rights(cost $ 28,050)                           940
                                                           -----------
PREFERRED STOCKS - .90%

PACKAGING - .90%
Earthshell Container Corporation Series A
Cumulative Senior Convertible 8% <FN1>                500      900,000
                                                           -----------
Total Preferred Stocks (cost $500,000)                         900,000
                                                           -----------

SHORT-TERM INVESTMENTS - 3.36%

VARIABLE RATE DEMAND NOTES <FN2> - 3.36%
American Family (5.639% due 01/01/98)             716,797      716,797
General Mills (5.327 due 01/01/98)                714,307      714,307
Johnson Controls Inc.
(5.327% due 01/01/98)                             706,000      706,000
Pitney Bowes Credit Corp.
(5.327% due 01/01/98)                             186,000      186,000
Sara Lee (5.322% due 01/01/98)                    407,506      407,506
Warner Lambert  (5.489% due 01/01/98)             440,230      440,230
Wisconsin Electric (5.487 due 01/01/98)           186,285      186,285
                                                           -----------
Total Short-Term Investments
 (cost  $3,357,125)                                          3,357,125
                                                           -----------
TOTAL INVESTMENTS - 98.35%
 (cost $94,380,244)<3>
 .                                                           98,239,839

OTHER ASSETS AND LIABILITIES - 1.65%                         1,652,257
                                                          ------------
TOTAL NET ASSETS - 100%                                    $99,892,096
                                                          ============

* Non-Income Producing

<FN1>   144A- Privately placed security traded among qualified institutional buyers.
<FN2>   Interest rates vary periodically based on current market rates.
Rates shown are as of December 31, 1997. The maturity shown for each variable rate demand note is the later of the next scheduled interest adjustment date or the date on which principal can be recovered through demand. Information shown is as of December 31, 1997.
<FN3>   Represents cost for Federal income tax purposes. Gross unrealized appreciation and depreciation of securities at December 31, 1997, for financial reporting purposes was $4,636,466 and $776,871.

The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
SCHEDULE OF INVESTMENTS

DECEMBER 31, 1997

S&P 500 INDEX PORTFOLIO

COMMON STOCKS - 91.40%
                                              SHARES      VALUE
                                              ------      -----
BANKING & FINANCIAL SERVICE - 15.35%
Aetna Life & Casualty Company                 $  867      $    61,178
Ahmanson (H. F.) & Company                       700           46,856
Allstate Corporation                           3,100          281,713
American Express Company                       3,300          294,525
American General Corporation                   1,300           70,281
American International Group                   4,850          527,438
Aon Corporation                                1,500           87,938
Banc One Corporation                           4,290          233,001
Bank of New York Incorporated                  2,300          132,969
BankAmerica Corporation                        4,800          350,400
Bank of Boston Corporation                       900           84,544
Bankers Trust New York Corporation               500           56,219
Barnett Banks, Incorporated                    1,300           93,438
Beneficial Corporation                           500           41,563
Charles Schwab Corporation                     2,250           94,359
Chase Manhattan Corporation                    2,712          296,964
Chubb Group                                    1,100           83,188
CIGNA Corporation                                500           86,531
Citicorp                                       2,300          290,806
Comerica, Incorporated                           700           63,175
Conseco, Inc.                                  1,700           77,244
CoreStates Financial Corporation               1,400          112,088
Equifax, Incorporated                          1,300           46,069
Fannie Mae                                     7,400          422,263
Federal Home Loan Mortgage Corporation         4,800          201,300
Fifth Third Bancorp                            1,300          106,275
First Chicago NBD Corporation                  2,200          183,700
First Union Corporation                        3,400          174,250
Fleet Financial Group, Incorporated            1,600          119,900
General Re Corporation                           500          106,000
Golden West Financial                            500           48,906
Green Tree Financial Corporation                 800           20,950
Hartford Financial Services Group                600           56,138
Household International, Incorporated            600           76,538
Huntington Bancshares                          1,600           57,600
Jefferson-Pilot Corporation                      700           54,513
Keycorp   1,400   99,138
Lincoln National Corporation                     600           46,875
Loews Corporation                                800           84,900
Marsh & McLennan Companies, Incorporated       1,000           74,563
MBIA Incorporated                              1,000           66,813
MBNA Corporation                               3,562           97,287
Mellon Bank Corporation                        1,600           97,000
Merrill Lynch & Company, Incorporated          2,000          145,875
MGIC Investment                                1,000           66,500
Morgan (J. P.) & Company                       1,200          135,450
Morgan Stanley Group Incorporated              4,185          247,438
National City Corporation                      1,400           92,050
NationsBank Corporation                        3,044          185,113
Norwest Corporation                            4,600          177,675
PNC Bank Corp.                                 2,100          119,831
Progressive Corporation                          600           71,925
Providian Financial Corporation                  800           36,150
Republic New York Corporation                    400           45,675
SAFECO Corporation                               800           39,000
State Street Corporation                       1,300           75,644
St. Paul Companies                               700           57,444
SunAmerica                                     1,500           64,125
SunTrust Banks, Incorporated                   1,500          107,063
Torchmark Corp                                 1,200           50,475
Transamerica Corporation                         500           53,250
Travelers Group, Incorporated                  7,985          430,192
UNUM Corporation                               1,200           65,250
U.S. Bancorp                                   1,579          176,749
Wachovia Corporation                           1,000           81,125
Washington Mutual, Incorporated                1,920          122,520
Wells Fargo & Company                            533           80,920
                                                          -----------
                                                            8,534,835
                                                          -----------
CAPITAL GOODS - 5.64%
AMP, Incorporated                              1,500           63,000
Avery Dennision Company                        1,100           49,225
Browning-Ferris Industries                     1,300           48,100
Case Corporation                                 600           36,263
Caterpillar, Incorporated                      2,700          131,119
Cooper Industries, Incorporated                  900           44,100
Corning Inc.                                   1,400           51,975
Deere & Company                                1,500           87,469
Dover Corporation                              1,600           57,800
Eaton Corporation                                500           44,625
Emerson Electric Company                       3,300          186,244
Foster Wheeler Corporation                       400           10,825
General Electric Company                      23,200        1,702,300
Illinois Tool Works, Incorporated              1,600           96,200
Ingersoll-Rand Company                           900           36,450
Johnson Controls                                 800           38,200
PACCAR, Incorporated                             400           21,000
Parker-Hannifin Corporation                    1,050           48,169
Raychem Corporation                              800           34,450
Tenneco, Incorporated                          1,200           47,400
Thermo Electron Corporated*                    1,300           57,850
Tyco International Limited                     3,600          162,225
Waste Management Incorporated                  2,900           79,750
                                                          -----------
                                                            3,134,739
                                                          -----------
CONSUMER CYCLICAL - 8.38%
American Greetings Company Class A               600           23,475
AutoZone Incorporated*                         1,300           37,700
Black & Decker Corporation                       500           19,531
Block, H&R Inc.                                  700           31,369
Brunswick Corporation                            700           21,215
Chrysler Corporation                           4,800          168,900
Cognizant Corporation                          1,000           44,563
Costco Companies Incorporated*                 1,800           80,325
Dana Corporation                               1,000           47,500
Dayton Hudson Corporation                      1,400           94,500
Dillard's Incorporated Class A                 1,100           38,775
Dow Jones, & Company, Incorporated               700           37,581
Dun & Bradstreet Corporation                   1,200           37,125
Eastman Kodak Company                          2,400          145,950
Federated Department Stores Incorporated*      1,300           55,981
Ford Motor Company                             8,000          389,500
Gannett Company, Incorporated                  2,200          135,988
Gap (The), Incorporated                        2,400           85,050
General Motors Corporation                     5,200          315,250
Genuine Parts Company                          1,950           66,178
Goodyear Tire & Rubber Company                 1,100           69,988
Harrah's Enterainment Incorporated*              700           13,213
Hilton Hotels Corporation                      1,700           50,575
Home Depot, Incorporated                       5,200          306,150
International Flavors
& Fragrance, Incorporated                        700           36,050
ITT Corporation                                  700           58,013
ITT Industries Incorporated                    1,100           34,513
Kmart Corporation*                             2,900           33,531
Knight-Ridder Incorporated                       800           41,600
Lowe's Companies                               1,000           47,688
Liz Claiborne, Incorporated                      700           29,269
Marriott International, Inc.                     900           62,325
Masco Corporation                              1,200           61,050
Mattel, Incorporated                           1,850           68,913
May Department Stores Company                  1,600           84,300
McGraw-Hill Companies, Incorporated              800           59,200
Mirage Resorts Incorporated                    1,600           36,400
New York Times, Company Class A                  800           52,900
NIKE, Incorporated Class B                     1,700           66,725
Nordstrom Incorporated                           700           42,263
Owens Corning Fiberglass Corporation             400           13,650
Penney, (J.C.) Company, Incorporated           1,900          114,594
Reebok International Limited*                    400           11,525
Sears, Roebuck & Company                       2,800          126,700
Sherwin-Williams Company                       1,200           33,300
Tandy Corporation                              1,000           38,563
Limited (The), Incorporated                    1,790           45,645
TJX Companies Incorporated                     1,500           51,563
Toys "R" Us, Incorporated*                     1,700           53,444
Tribune Company                                1,000           62,250
TRW, Incorporated                                900           48,038
V.F. Corporation                               1,000           45,938
Wal-Mart Stores, Incorporated                 16,500          650,719
Whirlpool Corporation                            600           33,000
Woolworth Corporation*                         1,000           20,375
   Xerox Corporation                           2,400          177,150
                                                          -----------
                                                            4,657,576
                                                          -----------
CONSUMER NON-DURABLE - 24.22%
Abbott Laboratories                            5,500          360,594
Albertson's Incorporated                       1,600           75,800
American Home Products Corporation             4,500          344,250
American Stores Company                        1,800           37,013
Amgen, Inc.                                    1,600           86,600
Anheuser-Busch Companies, Incorporated         3,500          154,000
Archer-Daniels-Midland Company                 3,669           79,571
Automatic Data Processing, Incorporated        1,900          116,613
Avon Products, Incorporated                      800           49,100
Baxter International Incorporated              1,700           85,742
Becton, Dickinson Company                        900           45,000
Bristol-Myers Squibb Company                   7,000          662,370
Boston Scientific Corporation*                 1,400           64,222
Campbell Soup Company                          3,300          191,800
Cardinal Health, Incorporated                  1,000           75,120
CBS Incorporated                               4,700          138,354
Cendant Corporation*                           4,472          153,740
Clorox Company                                   600           47,438
Coca-Cola Company                             17,700        1,179,261
Colgate-Palmolive Company                      1,600          117,600
Columbia/HCA Healthcare Corporation            3,950          117,019
Comcast Corporation Class A Special            2,300           72,594
ConAgra, Incorporated                          3,000           98,438
CPC International, Incorporated                  900           97,200
CVS Corporation                                1,400           89,688
Donnelly (R.R.) & Sons Company                 1,200           44,700
Fortune Brands, Inc.                           1,100           40,769
General Mills, Incorporated                    1,000           71,625
Gillette Company                               3,900          391,706
Guidant Corporation                            1,200           74,700
Heinz (H.J.) Company                           2,300          116,869
Hershey Foods Corporation                      1,100           68,131
Humana Incorporated*                           1,500           31,125
Interpublic Group Companies, Incorporated        900           44,831
Johnson & Johnson                              9,400          619,225
Kellogg Company                                2,400          119,100
King World Productions, Incorporated*            500           28,875
Kroger   Company*                              1,600           59,100
Lilly (Eli) & Company                          7,800          543,075
Mallincrokdt Group, Incorporated                 700           26,600
Manor Care, Inc.                                 500           17,500
McDonald's Corporation                         4,900          233,975
Medtronic, Incorporated                        2,800          146,475
Merck & Company, Incorporated                  8,700          924,375
Newell Company                                 1,300           55,250
PepsiCo, Inc.                                 10,900          397,169
Pfizer, Incorporated                           9,300          693,431
Pharmacia & Upjohn, Incorporated               3,600          131,850
Philip Morris Companies, Inc.                 17,100          774,844
Pioneer Hi-Bred International                    700           75,075
Procter & Gamble Company                       9,600          766,200
Quaker Oats Company                            1,300           68,575
Ralston-Ralston Purina Group                     600           55,763
Rite Aid Corporation                             900           52,819
Rubbermaid, Incorporated                       1,200           30,000
Sara Lee Corporation                           3,400          191,463
Schering-Plough Corporation                    5,200          323,050
Seagram Company, Limited                       2,200           71,088
St. Jude Medical*                                500           15,250
Sysco Corporation                              1,300           59,231
Tele-Communications, Incorporated*             2,000           55,875
Tenet Healthcare Corporation*                  1,900           62,938
Time Warner, Incorporated                      3,500          217,000
Tricon Global Restaurants*                     1,090           31,678
United HealthCare Corporation                  1,100           54,654
UST, Incorporated                              1,200           44,325
U.S. West Media Group*                         3,700          106,838
Viacom, Incorporated - Class B*                1,700           70,442
Walgreen Company                               2,800           87,850
Walt Disney Company, The                       4,819          477,381
Warner-Lambert Company                         1,900          235,600
Wendy's International                            800           19,250
Winn-Dixie Stores Incorporated                   900           39,319
Wrigley, (Wm.) Jr. Company                       700           55,694
                                                          -----------
                                                           13,461,785
                                                          -----------
ENERGY - 8.29%
Amerada Hess Corporation                         600           32,925
Amoco Corporation                              3,600          306,450
Anadarko Petroleum Corporation                   600           36,413
Ashland Inc.                                     800           42,950
Atlantic Richfield                             2,400          192,300
Baker-Hughes Incorporated                      1,500           65,438
Burlington Resources, Incorporated               900           40,331
Chevron Corporation                            4,700          361,900
Columbia Gas System, Incorporated                400           31,425
Dresser Industries, Incorporated               1,400           58,713
Enron Corporation                              2,200           91,438
Exxon Corporation                             17,900        1,095,256
Halliburton Company                            1,800           93,488
Kerr-McGee Corporation                           400           25,325
Mobil Corporation                              5,800          418,688
Occidental Petroleum                           2,000           58,625
Pennzoil Company                                 400           26,725
Phillips Petroleum Company                     1,600           77,800
Royal Dutch Petroleum Company  ADR            15,300          829,069
Schlumberger Limited                           3,600          289,800
Sun Company, Incorporated                        800           33,650
Texaco, Incorporated                           4,000          217,500
Union Pacific Resources Group                  1,592           38,606
Unocal Corporation                             1,400           54,338
USX-Marathon Group                             1,800           60,750
Western Atlas Incorporated*                      400           29,600
                                                          -----------
                                                            4,609,503
                                                          -----------

MANUFACTURING - 7.88%
Air Products & Chemicals, Incorporated           700           57,575
Alcan Aluminum Limited                         1,900           52,488
Allegheny Teledyne, Incorporated                 800           20,700
Allied Signal Incorporated                     3,600          140,175
Aluminum Company of America                    1,400           98,525
Applied Materials Incorporated*                2,600           78,325
Barrick Gold Corporation                       2,200           40,975
Bemis Company                                    400           17,625
Bethlehem Steel Corporation*                     800            6,900
Boeing Company                                 7,144          349,609
Centex Corporation                               100            6,294
Champion International Corporation               800           36,250
Crown Cork & Seal Company, Incorporated          800           40,100
Dow Chemical Company                           2,000          203,000
DuPont (E.I.) De Nemours & Company             8,000          480,500
Eastman Chemical Company                         600           35,738
Englehard Corporation                            800           13,900
Fluor Corporation                                700           26,163
Fort James Corporation                         1,600           61,200
Freeport-McMoRan Copper                          800           12,600
General Dynamics Corporation                     600           51,863
Georgia-Pacific Corp.                            800           48,600
Grace, (W.R.) & Company                          500           40,219
Great Lakes Chemical Corporation                 600           26,925
Hercules, Incorporated                           700           35,044
Honeywell, Incorporated                          900           61,650
Inco, Limited                                  1,300           22,100
International Paper Company                    1,800           77,625
Kimberly-Clark Corporation                     3,900          192,319
Laidlaw Incorporated                           1,900           25,888
Lockheed Martin Corporation                    1,400          137,900
Louisiana-Pacific Corporation                    900           17,100
Mead Corporation                                 800           22,400
Minnesota Mining & Manufacturing Company       3,000          246,188
Monsanto Company                               4,200          176,400
Morton International, Incorporated             1,000           34,375
Nalco Chemical Company                           600           23,738
Newmont Mining Corporation                     2,100           61,688
Northrop Grumman Corporation                     600           69,000
Nucor Corporation                                700           33,819
Owens-Illinois, Incorporated*                  1,200           45,525
Phelps Dodge Corporation                         600           37,350
Pitney-Bowes Incorporated                      1,000           89,938
Placer Dome, Incorporated                      1,400           17,763
PPG Industries, Incorporated                   1,200           68,550
Praxair Incorporated                           1,000           45,000
Reynolds Metals Company                          500           30,000
Rockwell International Corporation             1,300           67,925
Rohm & Haas Company                              400           38,300
Solutia Incorporated                             840           22,418
Temple-Inland Inc.                               500           26,156
Textron Incorporated                           1,200           75,000
The Stanley Works                                800           37,750
Unilever (N.V.) ADR                            4,400          274,725
Union Camp Corporation                           700           37,581
Union Carbide Corporation                        800           34,350
United Technologies Corporation                1,600          116,500
USX-U.S. Steel Group                             600           18,750
Weyerhaeuser Company                           1,400           68,688
Willamette Industries                          1,000           32,188
Worthington Industries, Incorporated             700           11,550
                                                          -----------
                                                            4,379,490
                                                          -----------
SERVICE - .14%
Ikon Office Solution                             800           22,500
Service Corporation International              1,500           55,406
                                                          -----------
                                                               77,906
                                                          -----------
TECHNOLOGY - 11.30%
3COM Corporation*                              2,600           90,838
Advanced Micro Devices, Incorporated*            900           16,144
Andrew Corporation                               600           14,400
Bay Networks Inc.*                             1,700           43,456
Cabletron Systems, Incorporated*                 900           13,500
Cisco Systems Incorporated                     7,200          401,400
COMPAQ Computers Corporation                   4,970          280,494
Computer Associates International              3,900          206,213
Computer Sciences Corporation*                   500           41,750
Dell Computer Corporation*                     2,400          201,600
Digital Equipment Corporation*                 1,000           37,000
EMC Corporation Massachusetts*                 4,200          115,238
First Data Corporation                         2,700           78,975
Grainger (W.W.), Incorporated                    500           48,594
Hewlett-Packard Company                        7,500          468,750
Intel Corporation                             11,700          821,925
International Business Machines Corporation    7,100          742,394
LSI Logic Corporation*                           800           15,800
Lucent Technologies                            4,585          366,227
Micron Technology Incorporated*                1,300           33,800
Microsoft Corporation*                         8,500        1,098,625
Motorola Incorporated                          4,200          239,663
National Semiconductor*                        1,200           31,125
Northern Telecom, Limited                      1,900          169,100
Novell, Incorporated*                          2,000           15,000
Oracle Systems Corporation*                    7,000          156,187
Parametric Tech Company*                       1,100           52,113
Perkin-Elmer Corporation                         300           21,319
Raytheon Company - Class B                     1,500           75,750
Scientfic-Atlanta Incorporated                   700           11,725
Seagate Technology, Incorporated*              1,500           28,875
Silicon Graphics Incorporated*                 1,200           14,925
Sun Microsystems, Incorporated*                2,700          107,663
Tektronix, Incorporated                          300           11,906
Tellabs, Incorporated*                         1,100           58,163
Texas Instruments, Incorporated                3,000          135,000
Unisys Corporation*                            1,200           16,650
                                                          -----------
                                                            6,282,287
                                                          -----------


TRANSPORTATION - 1.17%
AMR Corporation*                                 600           77,100
Burlington Northern Santa Fe Corporation       1,100          102,231
  Caliber System, Incorporated                   400           19,475
CSX Corporation                                1,600           86,400
Delta Air Lines                                  500           59,500
Federal Express Corp.*                           700           42,744
Norfolk Southern Corp.                         3,000           92,438
Ryder System Inc.                                700           22,925
Southwest Airlines Company                     1,500           36,938
Union Pacific Corporation                      1,800          112,388
                                                          -----------
                                                              652,139
                                                          -----------
UTILITY - 9.03%
AirTouch Communications, Incorporated          3,600          149,625
ALLTELL Corporation                            1,300           53,381
American Electric Power Company, Incorporated  1,600           82,600
Ameritech Corporation                          3,800          305,900
AT&T Corporation                              11,500          704,375
Baltimore Gas & Electric Company               1,100           37,469
Bell Atlantic Corporation                      5,496          500,136
BellSouth Corporation                          7,000          394,188
Carolina Power & Light Company                 1,200           50,925
Central & Southwest  Corporation               1,900           51,419
CINergy Corporation                            1,000           38,313
Coastal Corporation                              600           37,163
Consolidated Edison Co. of N.Y., Incorporated  1,400           57,400
Consolidated Natural Gas Company                 600           36,300
Dominion Resources                             1,400           59,588
Duke Power Company                             2,339          129,522
DTE Energy Company                             1,100           38,156
Edison International                           2,500           67,969
Entergy Corporation                            1,300           38,919
FPL Group Incorporated                         2,200          130,213
General Public Utilities Corporation             900           37,913
GTE Corporation                                6,100          318,725
Houston Industries, Incorporated               1,400           37,363
MCI Communications Corporation                 3,200          137,000
Niagara Mohawk Power Corporation*                800            8,400
Pacific Gas & Electric Company                 2,600           79,138
PacifiCorp                                     2,200           60,088
PECO Energy Company                            1,200           29,100
Public Service Enterprises Group,
 Incorporated                                  1,300           41,194
SBC Communications                             6,455          472,829
Sonat, Incorporated                              600           27,450
Southern Company                               5,100          131,963
Sprint Corporation*                            2,000          117,250
Texas Utilities Company                        1,700           70,656
Unicom Corporation                             1,400           43,050
Union Electric Company                           900           38,925
U.S. West Communications Group                 3,400          153,425
Williams Cos.                                  2,100           59,588
WorldCom, Incorporated                         6,400          193,600
                                                          -----------
                                                            5,021,218
                                                          -----------
Total Common Stocks (cost $38,920,329)                     50,811,478
                                                          -----------

UNIT INVESTMENT TRUST - 4.90%

S & P 500 Depository Receipts                 28,100        2,727,138
                                                          -----------

Total Unit Investment Trust
 (cost $2,635,730)                                          2,727,138
                                                          -----------

SHORT-TERM INVESTMENTS - 3.87%
                                              PRINCIPAL   VALUE
                                              ---------   -----
U.S. Treasury Bill (5.010% due 03/19/98)      $1,780,000    1,760,507

Portico U.S. Federal Money Market Fund           388,596      388,596
                                                          -----------
Total Short-Term Investments
 (cost $2,149,103)                                          2,149,103
                                                          -----------
TOTAL INVESTMENTS - 100.17%
 (cost $43,705,162)<FN1>                                   55,687,719

OTHER ASSETS AND LIABILITIES - (.17%)                        (93,050)
                                                          -----------
TOTAL NET ASSETS - 100%                                   $55,594,669
                                                          ===========

*Non-income producing
(ADR) American Depository Receipt

<FN1>   Represents cost for Rederal income tax purposes. Gross unrealized appreciation and depreciation of securities at December 31, 1997, was $13,078,212 and $1,095,605 respectively.

<FN2> Securities with an aggregate market value of $1,713,425 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1997:

                                                         Unrealized
                                     Unrealized         Appreciation/
Type                                 Contracts         (Depreciation)
Standard & Poor's 500 Index (03/98)      4               $31,100
Standard & Poor's 500 Index (03/98)      1                 5,650
Standard & Poor's 500 Index (03/98)      1                 3,900
Standard & Poor's 500 Index (03/98)      1                 6,800
                                                         $47,450
                                                         =======

The accompanying notes are an integral part of the financial statement.

CARILLON FUND, INC.
NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Carillon Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The shares of the Fund are sold only to The Union Central Life Insurance Company (Union Central) and its separate accounts to fund the benefits under certain variable insurance and retirement products. The Fund's shares are offered in five different series - Equity Portfolio, Capital Portfolio, Bond Portfolio, S&P 500 Index Portfolio and Micro-Cap Portfolio. The Equity Portfolio seeks long-term appreciation of capital by investing primarily in common stocks and other equity securities. The Capital Portfolio seeks the highest total return through a combination of income and capital appreciation consistent with the reasonable risks associated with an investment portfolio of above-average quality by investing in equity securities, debt instruments, and money market instruments. The Bond Portfolio seeks a high level of current income as is consistent with reasonable investment risk by investing primarily in long-term, fixed-income, investment-grade corporate bonds. The S&P 500 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented in the Standard & Poor's 500 Index. The financial statements of the Micro-Cap Portfolio are presented separately.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation - Securities held in each Portfolio, except for short-term fixed income securities maturing in 60 days or less, are valued as follows: Securities traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Securities traded only in the over-the-counter market are valued at the last bid price, as of the close of trading on the New York Stock Exchange, quoted by brokers that make markets in the securities. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term fixed income securities with a remaining maturity of 60 days or less held in each Portfolio are valued at amortized cost which approximates market. Non-U.S. dollar securities are translated into U.S. dollars using the spot exchange rate provided at the close of the London market.

Securities transactions and investment income - Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. All amortization of discount is recognized currently under the effective interest method. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes.

Federal taxes - It is the intent of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and any net realized capital gains. Regulated investment companies owned by the segregated asset accounts of a life insurance company, held in connection with variable annuity contracts, are exempt from excise tax on undistributed income. Therefore, no provision for income or excise taxes has been recorded.

Distributions -Distributions from net investment income in all Portfolios are declared and paid quarterly. Net realized capital gains are distributed periodically, no less frequently than annually. Distributions are recorded on the ex-dividend date. All distributions are reinvested in additional shares of the respective Portfolio at the net asset value per share.

The amount of distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

Expenses - Allocable expenses of the Fund are charged to each Portfolio based on the ratio of the net assets of each Portfolio to the combined net assets of the Fund. Nonallocable expenses are charged to each Portfolio based on specific identification.

Foreign Currency - The Funds' accounting records are maintained in U.S. dollars. All Portfolios may purchase foreign securities within certain limitations set forth in the Prospectus. Amounts dominated in or expected to settle in foreign currencies are translated into U.S. dollars at the spot rate at the close of the London Market. The fund does not isolate that portions of the results of operations resulting from changes in foreign exchange rates on investments from the underlying fluctuation in the securities resulting from market prices. All are included in net realized and unrealized gain or loss for investments.

NOTE 2 - TRANSACTIONS WITH AFFILIATES

Investment advisory fees - The Fund pays investment advisory fees to Carillon Advisers, Inc. (the Adviser), under terms of an Investment Advisory Agreement (the Agreement). Certain officers and directors of the Adviser are affiliated with the Fund. The Fund pays the Adviser, as full compensation for all services and facilities furnished, a monthly fee computed separately for each Portfolio on a daily basis, at an annual rate, as follows:

  (a)  for the Equity Portfolio - .65% of the first $50,000,000,
       .60% of the next $100,000,000, and .50% of all over $150,000,000 of the current net asset value:

  (b)  for Capital Portfolio - .75% of the first $50,000,000,
       .65% of the next $100,000,000, and .50% of all
       over $150,000,000 of the current net asset value.

  (c)  for the Bond Portfolio - .50% of the first $50,000,000,
       .45% of the next $100,000,000, and .40% of all over $150,000,000 of the current net asset value.

  (d) for the S&P 500 Index Portfolio - .30% of the current net asset value.

The Agreement provides that if the total operating expenses of the Fund, exclusive of the advisory fee and certain other expenses as described in the Agreement, for any fiscal quarter exceed an annual rate of 1% of the average daily net assets of the Equity, Capital , or Bond Portfolios, the Adviser will reimburse the Fund for such excess, up to the amount of the advisory fee for that year. The Adviser has agreed to waive its advisory fee and pay any other expenses of the S&P 500 Index Portfolio to the extent that such expenses exceed 0.60% of its average annual net assets.

In addition to providing investment advisory services, the Adviser is responsible for providing certain administrative functions to the Fund. The Adviser has entered into an Administration Agreement with Carillon Investments, Inc. (the Distributor) under which the Distributor furnishes substantially all of such services for an annual fee of .20% of the Fund's average net assets for the Equity, Capital, and Bond Portfolios, and .05% of the Fund's average net assets for the S&P 500 Index Portfolio. The fee is borne by the Adviser, not the Fund.

Carillon Advisers, Inc. and Carillon Investments, Inc. are wholly-owned subsidiaries of Union Central.

Directors' fees - Each director who is not affiliated with the Adviser receives fees from the Fund for service as a director. Members of the Board of Directors who are not affiliated with the Adviser are eligible to participate in a deferred compensation plan. The value of each director's deferred compensation account will increase or decrease at the same rate as if it were invested in shares of the Scudder Money Market Fund.

NOTE 3 - FUTURES AND FOREIGN CURRENCY CONTRACTS

S&P 500 Index Portfolio ("Index") may purchase futures contracts on the Standard & Poor's 500 Stock Index. These contracts provide for the sale of a specified quantity of a financial instrument at a fixed price at a future date. When Index enters into a futures contract, it is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Under terms on the contract, Index agrees to receive from or pay to the broker an amount among equal to the daily fluctuation in the value of the contract (known as the variation margin). The variation margin is recorded as unrealized gain or loss until the contract expires or is otherwise closed, at which time the gain or loss is realized. Index invests in futures as a substitute to investing in the 500 common stock positions in the Standard & Poor's 500 Index. The potential risk to Index is that the change in the value in the underlying securities may not correlate to the value of the contracts.

All portfolios may enter into forward foreign currency exchange contacts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counter-parties to meet the terms of their contracts and from unanticipated movements in their value of a foreign currency relative to the U.S. dollar. The funds typically utilize the contracts as a hedge against fluctuation in currency values between the trade and settlement dates of security transactions.

NOTE 4 - SUMMARY OF PURCHASES AND SALES OF INVESTMENTS

     Purchases and sales of securities for the year  ended
December 31, 1997 excluding short-term obligations, follow:

                                                                  S&P 500
                            Equity       Capital     Bond         Index
                            Portfolio    Portfolio   Portfolio    Portfolio
                            ------------ ----------- ------------ -----------
Total Cost
of Purchases of:
Common Stocks               $162,918,331 $42,264,597 $          0 $18,676,744
U.S. Government Securities      ----      18,655,608    7,189,738    ----
Corporate Bonds                 ----      12,634,953   95,814,662    ----
                            ------------ ----------- ------------ -----------
                            $165,918,331 $73,555,158 $103,004,400 $18,676,744
                            ============ =========== ============ ===========

Total Proceeds
from Sales of:
Common Stocks               $178,560,062 $48,660,638 $    515,027 $ 3,555,261
U.S. Government Securities      ----      20,622,525    9,513,172    ----
Corporate Bonds                 ----       4,910,848   85,986,934    ----
                            ------------ ----------- ------------ -----------
                            $178,560,062 $74,194,011 $ 96,015,133 $ 3,555,261
                            ============ =========== ============ ===========


Note 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the year.


                                              Equity Portfolio
                                           Year Ended December 31
                                --------------------------------------------
                                1997     1996     1995     1994     1993
                                -------- -------- -------- -------- --------
Net Asset Value,
Beginning of Year               $  19.45 $  16.54 $  14.30 $  14.58 $  13.74
                                -------- -------- -------- -------- --------
Investment Activities:
Net investment income                .23      .29      .24      .20      .16
Net realized and unrealized         3.23     3.61     3.36      .31     1.69
gains/(losses)                  -------- -------- -------- -------- --------
Total from
Investment Operations               3.46     3.90     3.60      .51     1.85
                                -------- -------- -------- -------- --------
Distributions:
Net investment income              (.27)    (.27)    (.23)    (.19)    (.16)
Net realized gains                (2.29)    (.72)   (1.13)    (.60)    (.85)
                                -------- -------- -------- -------- --------
Total Distributions               (2.56)    (.99)   (1.36)    (.79)   (1.01)
                                -------- -------- -------- -------- --------
Net Asset Value,
End of year                       $20.35   $19.45   $16.54   $14.30   $14.58
                                ======== ======== ======== ======== ========
Total Return                      20.56%   24.52%   26.96%    3.42%   14.11%

Ratios/Supplemental Data:
Ratio of Expenses to
Average Net Assets                  .62%     .64%     .66%     .69%     .70%

Ratio of Net Investment
Income to Average Net Assets       1.23%    1.66%    1.73%    1.45%   1.18%
Portfolio Turnover Rate           57.03%   52.53%   34.33%   40.33%   37.93%

Average Commission
 Rate Paid <FN1>                  $.0600   $.0628

Net Assets,
End of Year (000's)             $335,627 $288,124 $219,563 $157,696 $138,239

<FN1>  Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged. Disclosure not required for periods prior to fiscal 1996.

Note 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the year.

                                             Capital Portfolio
                                           Year Ended December 31,
                                --------------------------------------------
                                1997     1996     1995     1994     1993
                                -------- -------- -------- -------- --------
Net Asset Value,
Beginning of year               $  14.95 $ 13.72  $  13.19 $  13.81 $  12.99
                                -------- -------- -------- -------- --------
Investment Activities:
Net investment income                .62      .63      .64     .52       .43
Net realized and unrealized          .37     1.36     1.15    (.39)     1.17
gains/(losses)                  -------- -------- -------- -------- --------
Total from
Investment Activities                .99     1.99     1.79      .13     1.60
                                -------- -------- -------- -------- --------
Distributions:
   Net investment income           (.66)    (.57)    (.64)    (.52)    (.42)
   Net realized gains             (1.18)    (.19)    (.62)    (.23)    (.36)
                                -------- -------- -------- -------- --------
Total Distributions               (1.84)    (.76)   (1.26)    (.75)    (.78)
                                -------- -------- -------- -------- --------
Net Asset Value,
   End of year                    $14.10   $14.95   $13.72   $13.19   $13.81
                                ======== ======== ======== ======== ========
Total Return                       7.40%   14.94%   14.28%     .94%   12.72%

Ratios/Supplemental Data:
Ratio of Expenses to
Average Net Assets                 .77%      .77%     .77%     .80%     .82%

Ratio of Net Investment
Income to Average Net Assets      4.22%     4.42%    4.99%    4.25%    3.31%

Portfolio Turnover Rate          60.84%    53.11%   43.83%   41.89%   32.42%

Average Commission
Rate Paid <FN1>                  $.0531    $.0615

Net Assets,
End of Year (000's)             $148,833 $159,294 $145,623 $119,263 $100,016

<FN1>  Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged. Disclosure not required for periods prior to fiscal 1996.

Note 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period.

                                                Bond Portfolio
                                            Year Ended December 31,
                                --------------------------------------------
                                1997     1996     1995     1994     1993
                                -------- -------- -------- -------- --------
Net Asset Value,
Beginning of Year               $  10.91 $  11.07 $  10.04 $  11.30 $  10.91
                                -------- -------- -------- -------- --------
Investment Activities:
Net investment income                .78     .79       .88     .77       .73
Net realized and unrealized          .38    (.04)      .98    (.95)      .54
gains/(losses)                  -------- -------- -------- -------- --------
Total from
Investment Operations               1.16     .75      1.86    (.18)     1.27
                                -------- -------- -------- -------- --------
Distributions:
Net investment income              (.72)    (.87)    (.83)    (.78)    (.73)
In excess of
net investment income             ----      (.04)    ----     ----     ----
Net realized gains                 (.06)    ----     ----     (.30)    (.15)
                                -------- -------- -------- -------- --------
Total Distributions                (.78)    (.91)    (.83)   (1.08)    (.88)
                                -------- -------- -------- -------- --------
Net Asset Value,
   End of period                $  11.29 $  10.91 $  11.07 $  10.04 $  11.30
                                -------- -------- -------- -------- --------
Total Return                      11.02%    7.19%   19.03%  (1.63%)   11.94%

Ratios/Supplemental Data:
Ratio of Expenses to
Average Net Assets                  .60%     .62%     .65%     .68%     .66%

Ratio of Net Investment
Income to Average Net Assets       7.15%    7.24%    7.43%    7.21%    6.65%

Portfolio Turnover Rate          113.41%  202.44%  111.01%   70.27%   137.46%


Net Assets,
End of Year (000's)             $ 99,892 $ 85,634 $ 73,568 $ 55,929$ 54,128


Note 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the year.

                                   S&P 500 INDEX PORTFOLIO
                                   Year Ended December 31,
                                     1997         1996<FN1>
                                     -------      -------
Net Asset Value,
Beginning of year                    $ 12.13      $ 10.00
                                     -------      -------
Investment Activities:
Net investment income                    .20          .20
Net realized and unrealized             3.72         2.12
gains/(losses)                       -------      -------
Total from Investment Activities        3.92         2.32
                                     -------      -------
Distributions:
Net investment income                   (.21)        (.19)
Net realized gains                      (.10)       ---
                                     -------      -------
Total Distributions                     (.31)        (.19)

Net Asset Value,
End of year                          $ 15.74      $ 12.13
                                     =======      =======
Total Return                           32.72%       23.37%

Ratios/Supplemental Data:
Ratio of Net Expenses to
Average Net Assets                       .50%         .59%<FN2>

Ratio of Net Investment
Income to Average Net Assets            1.48%        2.14%<FN2>

Portfolio Turnover Rate                 9.06%        1.09%

Average Commission Rate Paid <FN3>    $ .0453      $ .0601

Net Assets, End of Year (000's)      $55,595      $29,205

<FN1> The portfolio commenced operation on December 29, 1995.  The financial highlights table for the period ending December 31, 1995 is not presented because the activity for the period did not round to $0.01 in any category of the reconciliation of beginning to ending net asset value per share. The ratios and total return were all less than 0.1%. The net assets at December 31, 1995 were $305,148.

<FN2> The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by .25% for the six months ended December 31, 1996, had the Adviser not waived a portion of its fee.

<FN3> Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged. Disclosure not required for periods prior to fiscal 1996.


                  Independent Auditors' Report


To the Board of Trustees and Shareholders of Micro-Cap Portfolio

We have audited the accompanying statement of assets and liabilities of the Micro-Cap Portfolio of Carillon Fund, Inc. (the "Fund"), as of December 31, 1997, the related statement of operations, and the statement of changes in net assets for the period from November 24, 1997 (date of inception) to December 31, 1997. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Micro-Cap
Portfolio, as of December 31, 1997, and the results of its operations, the changes in its net assets, and the financial highlights for the period presented, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP


Deloitte & Touche LLP
Dayton, Ohio
February 12, 1998

CARILLON FUND, INC.
MICRO-CAP PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES

December 31, 1997
ASSETS
Investment in securities, at value -
(Amortized cost $3,038,504)                    $ 3,022,648

Receivables:
Interest & dividends                                 1,022
Expense reimbursement
from Carillon Advisers, Inc.                         6,489
                                               -----------
                                                 3,030,159
                                               -----------
LIABILITIES
Payables:
Investment Securities purchased                     36,750
      Accrued expenses and other                    13,019
                                               -----------
                                                    49,769
                                               -----------
NET ASSETS
Paid-in capital                                  2,996,246
Net unrealized depreciation on investments         (15,856)
                                               -----------
                                               $ 2,980,390
                                               ===========

Shares authorized ($.10 par value)              20,000,000

Shares outstanding                                 300,000

Net asset value, offering
and redemption price per share                 $      9.93

The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
MIRCO-CAP PORTFOLIO
STATEMENT OF OPERATIONS

                                               For the Period
                                               From November 24, 1997
                                                to December 31, 1997
                                               ----------------------
INVESTMENT INCOME:
Interest                                       $  2,417
Dividends                                           304
                                               --------
                                                  2,721
                                               --------
EXPENSES:
Investment advisory fee                           3,237
Professional fees                                 8,216
Portfolio accounting fees                         2,505
Director's fees                                     540
Custodial fees and expenses                         573
Other                                             1,130
                                               --------
                                                 16,201
Less expenses reimbursed by the advisor          (9,726)
                                               --------
                                                  6,475
                                               --------
NET INVESTMENT LOSS                              (3,754)
                                               --------

NET CHANGE IN UNREALIZED
DEPRECIATION ON INVESTMENTS                     (15,856)
                                               --------
NET DECREASE IN NET ASSETS FROM OPERATIONS     $(19,610)
                                               ========

The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
MICRO-CAP PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                               For the Period
                                               From November 24, 1997
                                               to December 31, 1997
OPERATIONS:
Net investment loss                            $   (3,754)
Net change in unrealized depreciation
 on investments                                   (15,856)
                                               ----------
                                                (19,610)
                                               ----------
FUND SHARE TRANSACTIONS-
Proceeds from shares sold                       3,000,000
                                               ----------

NET INCREASE IN NET ASSETS                      2,980,390
                                               ----------
NET ASSETS:
Beginning of period                                  ----
                                               ----------
End of period                                  $2,980,390
                                               ==========

FUND SHARE TRANSACTIONS-
Sold                                              300,000
                                               ==========

The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
MICRO-CAP PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1997

COMMON STOCKS - 97.78%
                                               SHARES   VALUE
                                               ------     -----
BANKING & FINANCIAL SERVICE - 14.81%
Duff & Phelps Credit Rating Company              2,300    $   93,437
Fahnestock Viner Holdings Class-A                4,300        74,981
Jefferies Group, Incorporated                    2,200        90,062
Mid-Iowa Financial*                              7,700        88,550
Warren Bancorp, Incorporated*                    4,100        94,300
                                                          ----------
                                                             441,330
                                                          ----------
CAPITAL GOODS - 8.11%
Franklin Electric Company Incorporated*          1,400        89,950
Mitcham Industries ,Incorporated*                6,000        73,000
Petroleum Helicopters (non-voting)*              3,500        78,750
                                                          ----------
                                                             241,700
                                                          ----------
CONSUMER CYCLICAL - 20.67%
CPAC, Incorporated                               7,600        77,900
Maxwell Shoe Company Incorporated - A*           6,000        64,500
NCI Building Systems, Incorporated*              2,100        74,550
Quaker Fabric Corporation*                       4,000        78,500
Strattec Security Corporation*                   3,200        81,600
Supreme International Corporation*               6,900        86,250
Winsloew Furniture, Incorporated*                5,400        78,300
World of Science, Incorporated*                 17,000        74,375
                                                          ----------
                                                             615,975
                                                          ----------
CONSUMER NON-DURABLE - 17.94%
Complete Management Incorporated*                4,800        67,200
Mesa Laboratories, Incorporated*                11,000        74,250
Nam Tai Electronics, Incorporated*               4,700        70,206
Norland Medical Systems, Incorporated*          10,500        78,750
Orthofix International N.V.                      6,300        74,025
Schlotzsky's, Incorporated*                      4,500        65,813
Young Innovations, Incorporated*                 5,800       104,400
                                                          ----------
                                                             534,644
                                                          ----------
ENERGY - 8.14%
Callon Petroleum Company*                        4,300        70,009
Domain Energy Corporation*                       4,600        72,450
OYO Geospace Corporation*                        5,300       100,038
                                                          ----------
                                                             242,497
                                                          ----------
MANUFACTURING - 16.23%
Cannondale Corporation*                          3,800    $   82,650
Fibermark, Incorporated*                         4,100        88,150
Northwest Pipe Company*                          3,600        86,400
NS Group, Incorporated*                          3,400        58,225
Omniquip International, Incorporated             4,400        87,725
York Group, Incorporated                         3,300        80,438
                                                          ----------
                                                             483,588
                                                          ----------
TECHNOLOGY - 9.34%
DRS Technologies, Incorporated*                  6,700        98,825
Vertex Communications Corporation*               3,300        79,613
Vtech Holdings Limited Sponsored ADR             3,400       100,267
                                                          ----------
                                                             278,705
                                                          ----------
TRANSPORTATION - 2.54%
MTL Incorporated*                                3,000        75,750
                                                          ----------

Total Common Stocks (cost $ 2,930,045)                     2,914,189
                                                          ----------

SHORT-TERM INVESTMENTS - 3.64%
                                               PRINCIPAL  VALUE
                                               ---------  ----------
VARIABLE RATE DEMAND NOTES <F1>- 3.64%
Johnson Controls (5.327% due 01/01/98)         $  37,511  $   37,511
Pitney Bowes (5.327% due 01/01/98)                26,926      26,926
Sara Lee (5.322% due 01/01/98)                    30,000      30,000
Warner Lambert (5.489 due 01/01/98)               14,022      14,022
                                                          ----------
Total Short-Term Investments
(cost $108,459)                                              108,459
                                                          ----------
TOTAL INVESTMENTS - 101.42%
(cost $3,038,504) <F2>                                     3,022,648

OTHER ASSETS AND LIABILITIES - (1.42%)                       (42,258)
                                                          ----------
TOTAL NET ASSETS - 100%                                   $2,980,390
                                                          ==========
_________
*Non-income producing
 (ADR) American Depository Receipt

<F1>  Interest rates vary periodically based on current market rates.  The maturity shown for each variable rate demand note is the later of the next scheduled interest rate adjustment date or the date on which principal can be recovered through demand. Information as of December 31, 1997.
<F2>  Represents cost for Federal income tax purposes. Gross unrealized appreciation and depreciation of securities at December 31, 1997 was $134,760 and $(150,616), respectively.

The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
MICRO-CAP PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

The Micro-Cap Portfolio (Micro-Cap) of Carillon Fund, Inc. (the
Fund) is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The shares of the Fund are sold only to The Union Central Life Insurance Company (Union Central) and its separate accounts to fund the benefits under certain variable insurance and retirement products. The Fund's shares are offered in five different series - Equity Portfolio, Capital Portfolio, Bond Portfolio, S&P 500 Index Portfolio and Micro-Cap Portfolio. Micro-Cap seeks long-term appreciation by investing primarily in the common stocks of domestic companies with smaller market capitalization. The financial statements of the Equity, Bond, Capital and S&P 500 Index Portfolios are presented separately.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation - Securities except for short-term fixed income securities maturing in 60 days or less, are valued as follows: Securities traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Securities traded only in the over-the-counter market are valued at the last bid price, as of the close of trading on the New York Stock Exchange, quoted by brokers that make markets in the securities. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term fixed income securities with a remaining maturity of 60 days or less held in each Portfolio are valued at amortized cost which approximates market. Non-U.S. dollar securities are translated into U.S. dollars using the spot exchange rate at the close of the London market.

Securities transactions and investment income - Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. All amortization of discount is recognized currently under the effective interest method. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes.

Federal taxes - It is Micro-Cap's intent to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and any net realized capital gains. Regulated investment companies owned by the segregated asset accounts of a life insurance company, held in connection with variable annuity contracts, are exempt from excise tax on undistributed income. Therefore, no provision for income or excise taxes has been recorded.

Distributions - Distributions from net investment income are declared and paid quarterly. Net realized capital gains are distributed periodically, no less frequently than annually. Distributions are recorded on the ex-dividend date. All distributions are reinvested in additional shares at the net asset value per share.

The amount of distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

Expenses - Allocable expenses of the Fund are charged to each Portfolio based on the ratio of the net assets of each Portfolio to the combined net assets of the Fund. Nonallocable expenses are charged to each Portfolio based on specific identification.

Foreign Currency - The Fund's accounting records are maintained in U.S. dollars. All Portfolios may purchase foreign securities within certain limitations set forth in the Prospectus. Amounts dominated in or expected to settle in foreign currencies are translated into U.S. dollars at the spot rate reported at the close of the London market. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the underlying fluctuation in the securities resulting from market prices. All are included in net realized and unrealized gain or loss for investments.

NOTE 2 - TRANSACTIONS WITH AFFILIATES

Investment advisory fees - Micro-Cap pays investment advisory fees to Carillon Advisers, Inc. (the Adviser), under terms of an Investment Advisory Agreement (the Agreement). Certain officers and directors of the Adviser are affiliated with the Fund. The Fund pays the Adviser, as full compensation for all services and facilities furnished, a monthly fee computed on a daily basis, at an annual rate of 1.0% of net assets.

The Adviser has agreed to limit expenses of the Fund to 2% of the average annual net assets.

In addition to providing investment advisory services, the Adviser is responsible for providing certain administrative functions to the Fund. The Adviser has entered into an Administration Agreement with Carillon Investments, Inc. (the Distributor) under which the Distributor furnishes substantially all of such services for an annual fee of .10% of the Fund's average net assets. The fee is borne by the Adviser not the Fund.

Carillon Advisers, Inc. and Carillon Investments, Inc. are wholly-owned subsidiaries of Union Central.

Directors' fees - Each director who is not affiliated with the Adviser receives fees from the Fund for service as a director. Members of the Board of Directors who are not affiliated with the Adviser are eligible to participate in a deferred compensation plan. The value of each director's deferred compensation account will increase or decrease at the same rate as if it were invested in shares of the Scudder Money Market Fund.

NOTE 3 - FORWARD CURRENCY CONTRACTS

All portfolios may enter into forward foreign currency exchange contacts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counter-parties to meet the terms of their contracts and from unanticipated movements in their value of a foreign currency relative to the U.S. dollar. The funds typically utilize the contracts as a hedge against fluctuation in currency values between the trade and settlement dates of security transactions.


NOTE 4 - SUMMARY OF PURCHASES AND SALES OF INVESTMENTS

Micro-Cap has purchased $2,930,045 and had no sales of securities for the period ended December 31, 1997, excluding short-term obligations.

                  CARILLON FUND, INC.
                 MICRO-CAP PORTFOLIO
            NOTES TO FINANCIAL STATEMENTS

Note 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period.

                                               For the Period
                                               From November 24, 1997
                                               to December 31, 1997
                                               ----------------------
                                               1997
                                               ----
Net Asset Value,
Beginning of Year                              $   10.00

Investment Activities:
Net investment income (loss)                        (.01)
Net realized and unrealized                         (.06)
     gains / (losses)                          ---------
Total from Investment Operations                    (.07)
                                               ---------
Distributions:
Net investment income                               ----
Net realized gains                                  ----

Total Distributions                                 ----
                                               ----------
Net Asset Value,
End of Year                                        $ 9.93
                                               ----------
Total Return                                        (0.7%)

Ratios/Supplemental Data:
Ratio of Net Expenses to
Average Net Assets                                 2.00% <F1>

Ratio of Net Investment loss
 to Average Net Assets                            (1.16%) <F1>

Portfolio Turnover Rate                             ----

Average Commission Rate Paid <F2>              $   .0600

Net Assets, End of Year (000's)
                                               $   2,980

<F1>  The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by 3.00% for the period ended December 31, 1997, had the Adviser not reimbursed expenses. These ratios are annualized.

<F2>  Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged.
